Exhibit 10.5

EXECUTION VERSION

OMNIBUS AMENDMENT AGREEMENT

among

MINERA SAN CRISTÓBAL, S.A.,
as Borrower

APEX SILVER MINES LIMITED,

APEX SILVER MINES SWEDEN AB,

APEX LUXEMBOURG S.A. R.L.,

APEX METALS GmbH,

APEX SILVER FINANCE LTD.,

APEX METALS MARKETING GmbH,

GOTLEX LAGERAKTIEBOLAG nr. 451,
organizational number 556702-1083,

COMERCIAL METALES BLANCOS AB,

BNP PARIBAS,
as Administrative Agent

BARCLAYS CAPITAL,
as Technical Agent

CORPORACIÓN ANDINA DE FOMENTO,
as a Senior Lender

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent and Securities Intermediary,

THE SENIOR LENDERS PARTY HERETO
and

THE HEDGE BANKS PARTY HERETO

Dated as of September 20, 2006

i

Section 6.06.	WAIVER OF JURY TRIAL	54
Section 6.07.	Headings	54
Section 6.08.	Waivers; Amendment	54
Section 6.09.	Successors and Assigns	55
Section 6.10.	Limited Agreement	55
Section 6.11.	Authorizations	55

APPENDIX A	-	Form of Apex Luxembourg Pledge of Silver Finance Shares
APPENDIX B		Form of Apex Sweden Pledge of Apex Metals Marketing Quotas
APPENDIX C	-	Form of Apex Sweden Swiss Quota Pledge
APPENDIX D	-	Form of Comercial Metales Blancos Swiss Quota Pledge
APPENDIX E	-	Form of Comercial Metales Blancos Pledge of Apex Metals Marketing Quotas
APPENDIX F	-	Form of Apex Sweden Pledge of Comercial Metales Blancos Shares
APPENDIX G	-	Form of Apex Sweden Pledge of SC Minerals Sweden Shares
APPENDIX H	-	Form of Apex Silver Finance Cross-Guarantee and Security Agreement
APPENDIX I	-	Form of Assignment and Assumption Agreement
APPENDIX J	-	Form of Sumitomo Completion Agreement
APPENDIX K	-	Form of Sumitomo Transfer Restrictions Agreement
APPENDIX L	-	Form of Sumitomo Pledge and Guarantee Agreement
APPENDIX M-1	-	Form of Bolivian Opinion
APPENDIX M-2-A, M-2-B -		Forms of Cayman Islands Opinions
APPENDIX M-3	-	Form of Swedish Opinion
APPENDIX M-4	-	Form of Swiss Opinion
APPENDIX M-5	-	Form of Borrower New York Opinion
APPENDIX M-6	-	Form of Japanese Opinion
APPENDIX M-7	-	Form of Sumitomo New York Opinion
APPENDIX M-8	-	Form of Luxembourg Opinion
APPENDIX N-1, N-2	-	Form of Apex Luxembourg Novations
APPENDIX O-1, O-2	-	Form of ISDA Master Agreement Schedules
APPENDIX P-1, P-2	-	Form of Apex Silver Finance Novations
APPENDIX Q	-	Form of Apex Metals Marketing Management and Services Agreement
APPENDIX R	-	Form of Borrower Concentrate Sales Agreement
APPENDIX S	-	Form of Amended and Restated Borrower Management Services Agreement

ii

This OMNIBUS AMENDMENT AGREEMENT (this “Agreement”), dated as of September 20, 2006, is entered into among MINERA SAN CRISTÓBAL, S.A., a sociedad anónima organized under the laws of Bolivia (the “Borrower”), APEX SILVER MINES LIMITED, an exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands (“ASM”),  APEX SILVER MINES SWEDEN AB, a privat aktiebolag organized under the laws of Sweden (“Apex Sweden”), APEX LUXEMBOURG S.A. R.L., a société à responsabilité limitée organized under the laws of Luxembourg (“Apex Luxembourg”), APEX METALS GmbH, a company with limited liability organized under the laws of Switzerland (“Apex Metals”), APEX SILVER FINANCE LTD., an exempted company duly incorporated with limited liability and validly existing under the laws of the Cayman Islands organized under the laws of the Cayman Islands (“Apex Silver Finance”), APEX METALS MARKETING GmbH, a company with limited liability organized under the laws of Switzerland (“Apex Metals Marketing”), GOTLEX LAGERAKTIEBOLAG nr. 451, organizational number 556702-1083, a privat aktiebolag organized under the laws of Sweden (“SC Minerals Sweden”), COMERCIAL METALES BLANCOS AB, a privat aktiebolag organized under the laws of Sweden (“Comercial Metales Blancos”), BNP PARIBAS, a banking institution organized under the laws of France as Administrative Agent for the Secured Parties (the “Administrative Agent”), BARCLAYS CAPITAL, a public limited company organized under the laws of England and Wales as Technical Agent (the “Technical Agent”), CORPORACIÓN ANDINA DE FOMENTO, a multilateral institution organized and existing pursuant to its Constitutive Agreement signed in Bogotá, Colombia on February 7, 1968, as a Senior Lender, JPMORGAN CHASE BANK, N.A., a national banking corporation as Collateral Agent (the “Collateral Agent”) as Securities Intermediary (the “Securities Intermediary”), the SENIOR LENDERS party hereto and the HEDGE BANKS party hereto.

RECITALS

WHEREAS, the Borrower, Apex Sweden, Apex Luxembourg, Apex Metals, the Administrative Agent, the Technical Agent,  Corporación Andina de Fomento, the Collateral Agent, the Securities Intermediary, the Senior Lenders party thereto and the Hedge Banks party thereto are parties to the Common Security Agreement, dated as of December 1, 2005 (as amended and supplemented from time to time, the “Common Security Agreement”);

WHEREAS, pursuant to the Common Security Agreement and the other Transaction Documents, the Borrower and the other parties thereto agreed, among other things, to the terms and conditions for the financing of the Project;

WHEREAS, pursuant to the letter dated August 21, 2006 from ASM to the Administrative Agent, ASM has requested from the Secured Parties approval to (a) reorganize the group of ASM Affiliates involved in the Project and (b) allow Sumitomo to acquire (i) indirectly, 35% of the outstanding shares of the Borrower, (ii) indirectly, 35% of the outstanding quotas of Apex Metals Marketing (as successor to Apex Metals’ rights and obligations with respect to the Concentrate Sales Agreements under the Transaction Documents) and (iii) directly,  35% of the outstanding shares of Apex Silver Finance (as successor to Apex Metals’ rights and obligations with respect to the Mandatory Metals Hedge Agreements under the Transaction Documents);

WHEREAS, the Secured Parties are willing to approve such transactions upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01.          Defined Terms. Except as otherwise defined herein, capitalized terms used in this Agreement shall have the meanings given thereto in the Common Security Agreement (including Appendix A thereto). As used in this Agreement, the following terms have the meanings specified below:

“Acquisition Documents” means each of the Sumitomo Completion Agreement, the Sumitomo Transfer Restrictions Agreement, the Sumitomo Pledge and Guarantee Agreement.

“Acquisition Effective Date” has the meaning given to that term in Section 5.02.

“Assignment and Assumption Agreement” means the Assignment and Assumption Agreement between Apex Metals and Apex Metals Marketing of Apex Metals’ rights and obligations under the Third Party Concentrate Sales Agreements, the Cross-Guarantee and Security Agreement and the Project Document Guarantee described in clause (b) of the definition of “Project Document Guarantee” in the Common Security Agreement; substantially in the form of Appendix I hereto.

“Pledge Agreements” means (a) the Pledge Agreement of Apex Luxembourg in favor of the Collateral Agent in the form of Appendix A hereto of Apex Luxembourg’s right, title and interest in the Apex Silver Finance Shares; (b) the Pledge Agreement of Apex Sweden in favor of the Collateral Agent in the form of Appendix B hereto of all of its right, title and interest in the Apex Metals Marketing Quotas; (c) the Swiss Quota Pledge of Apex Sweden in favor of the Collateral Agent in the form of Appendix C of its right, title and interest in the Apex Metals Marketing Quotas; (d) the Swiss Quota Pledge of Comercial Metales Blancos in favor of the Collateral Agent in the form of Appendix D hereto of its right, title and interest in the Apex Metals Marketing Quotas; (e) the Pledge Agreement of Comercial Metales Blancos in favor of the Collateral Agent in the form of Appendix E hereto of all of its right, title and interest in the Apex Metals Marketing Quotas; (f) the Pledge Agreement of Apex Sweden in favor of the Collateral Agent in the form of Appendix F hereto of its right, title and interest in the Comercial Metales Blancos Shares; and (g) the Pledge Agreement of Apex Sweden in favor of the Collateral Agent in the form of Appendix G hereto of its right, title and interest in the SC Minerals Sweden Shares.

“Reorganization Documents” means this Agreement, the Apex Silver Finance Cross-Guarantee and Security Agreement, each Pledge Agreement, the Assignment and Assumption Agreement, and the novation agreements entered into by each of Apex Luxembourg and Apex Silver Finance and the amended Mandatory Metals Hedge Agreements and Schedules entered into by Apex Silver Finance as contemplated by Section 5.01(e) of this Agreement.

“Reorganization Effective Date” has the meaning given to that term in Section 5.01.

“Sumitomo” means Sumitomo Corporation, a corporation incorporated under the laws of Japan.

“Sumitomo Completion Agreement” means a Sumitomo Completion Agreement among Sumitomo, the Technical Agent, the Administrative Agent and the Collateral Agent substantially in the form of Appendix J hereto.

“Sumitomo Pledge and Guarantee Agreement” means a Sumitomo Pledge and Guarantee Agreement between Sumitomo and the Collateral Agent substantially in the form of Appendix L hereto.

“Sumitomo Transfer Restrictions Agreement” means a Sumitomo Transfer Restrictions Agreement among Sumitomo, SC Minerals Sweden, Comercial Metales Blancos, the Administrative Agent and the Collateral Agent substantially in the form of Appendix K hereto.

Section 1.02.          Interpretation. The rules of interpretation set forth in clauses (a) to (j) of Section 1.02 of the Common Security Agreement shall apply, with necessary changes, to this Agreement as if set forth in full in this Section 1.02.

ARTICLE II

REPRESENTATIONS AND WARRANTIES

Each of the Borrower, ASM, Apex Sweden, Apex Luxembourg, Apex Metals, Apex Silver Finance, Apex Metals Marketing, SC Minerals Sweden and Comercial Metales Blancos represents and warrants to the Administrative Agent and the Collateral Agent for the benefit of the Secured Parties that:

Section 2.01.          Organization. It (a) is organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation; (b) has all requisite organizational power and authority under the laws of the jurisdiction of its formation to own its property and to carry on its business; and (c) is duly qualified to do business in and is in good standing in all other jurisdictions where necessary in light of the business it conducts and the property it owns and intends to conduct and own and in light of the transactions contemplated by this Agreement and the other Acquisition Documents, Reorganization Documents, and Transaction Documents to which it is a party, except where the failure to qualify could not reasonably be expected to have a Material Adverse Effect.

Section 2.02.          Authority. It has all requisite organizational power and authority to enter into each Reorganization Document to which it is a party and to incur and perform its obligations provided for herein and therein and to grant the Secured Parties the security interests and Liens described in the Security Documents to which it is a party.

Section 2.03.          Binding Agreements; Proper Legal Form.

(a)           Each Reorganization Document to which it is a party which has been executed and delivered by it on or prior to the date hereof, has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(b)           Each Reorganization Document to which it is a party is in proper legal form under the laws of Sweden, Switzerland, Luxembourg or the Cayman Islands, as applicable, for the enforcement thereof against it under the laws of Sweden, Switzerland, Luxembourg and the Cayman Islands, as applicable, and if this Agreement were stated to be governed by such law, it would constitute the legal, valid and binding obligation of it under such law, enforceable in accordance with its terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in Sweden, Switzerland, Luxembourg and the Cayman Islands, as applicable, it is not necessary that this Agreement or any other document be filed or recorded with any court or other authority in Sweden, Switzerland, Luxembourg or the Cayman Islands, as applicable, or that any stamp or similar tax be paid in Sweden, Switzerland, Luxembourg or the Cayman Islands, as applicable, on or in respect of this Agreement, except as specifically provided in the legal opinions delivered in satisfaction of the conditions precedent referred to in clause (e) of Section 5.02. The laws of Sweden, Switzerland, Luxembourg or the Cayman Islands do not provide for or require any filing, recording or registration of a security interest in any of the Pledged Collateral as a condition of obtaining priority over a creditor that has acquired a Lien thereon or over a receiver in bankruptcy.

Section 2.04.          Consents and Approvals. All Authorizations and Government Approvals which are necessary for (i) the execution and delivery by it of this Agreement and the other Reorganization Documents to which it is a party and (ii) the performance of its obligations hereunder and thereunder have been obtained and are in full force and effect, and no other action by, and no notice to or filing with, any Governmental Authority or other Person is required for such execution, delivery or performance or enforceability, except as specifically provided in the legal opinions delivered in satisfaction of the conditions precedent referred to in clause (e) of Section 5.02; and all fees and taxes required for the legality or enforceability of such documents have been paid.

Section 2.05.          No Conflicts. The execution, delivery and performance by it of each of the Reorganization Documents to which it is a party and the consummation of the transactions contemplated thereby do not and will not (i) violate any provision of its Organizational Documents, any Authorization, any Government Rule or any Government Approval applicable to it; (ii) conflict with, result in a breach of or constitute a default under any Reorganization Document or any indenture or loan or credit agreement to which it is a party or by which it or its property may be bound or affected in any material respect; or (iii) result in, or create any Lien (other than Liens specifically permitted under the Financing Documents or the Reorganization Documents) upon or with respect to any of the properties now owned or hereafter acquired by it.

Section 2.06.          Ownership.

(a)           Prior to execution of this Agreement, (i) ASM directly owns 100% of the issued and outstanding share capital of Apex Luxembourg; (ii) Apex Luxembourg directly owns (A) 100% of the issued and outstanding share capital of Apex Sweden, (B) 1 share of the Borrower and (C) 0.20% of the issued and outstanding equity interests of Apex Metals; (iii) Apex Sweden directly owns 88.19% of the issued and outstanding share capital of the Borrower and 99.80% of the issued and outstanding equity interests of Apex Metals; and (iv) Apex Metals directly owns 11.8% of the issued and outstanding share capital of the Borrower and 100% of the issued and outstanding share capital of the Service Company.

(b)           As of the Reorganization Effective Date, (i) ASM directly owns 100% of the issued and outstanding share capital of Apex Luxembourg; (ii) Apex Luxembourg directly owns (A) 100% of the issued and outstanding share capital of Apex Sweden, (B) 100% of the issued and outstanding share capital of Apex Silver Finance and (C) 1 share of the Borrower; (iii) Apex Sweden directly owns (A) 64.99% of the issued and outstanding share capital of the Borrower, (B) 65% of the issued and outstanding share capital of Apex Metals Marketing, (C) 100% of the issued and outstanding share capital of SC Minerals Sweden and (D) 100% of the issued and outstanding share capital of Comercial Metales Blancos; (iv) SC Minerals Sweden directly owns 35% of the issued and outstanding share capital of the Borrower; and (v)  Comercial Metales Blancos directly owns 35% of the issued and outstanding share capital of Apex Metals Marketing.

(c)           As of the Acquisition Effective Date, (i) ASM directly owns 100% of the issued and outstanding share capital of Apex Luxembourg; (ii) Apex Luxembourg directly owns (A) 100% of the issued and outstanding share capital of Apex Sweden, (B) 65% of the issued and outstanding share capital of Apex Silver Finance and (C) 1 share in the Borrower; (iii) Apex Sweden directly owns 64.99% of the issued and outstanding share capital of the Borrower and 65% of the issued and outstanding share capital of Apex Metals Marketing; (iv) SC Minerals Sweden directly owns 35% of the issued and outstanding share capital of the Borrower; (v) Comercial Metales Blancos directly owns 35% of the issued and outstanding share capital of Apex Metals Marketing; and (vi) Sumitomo owns (A) 35% of the issued and outstanding share capital of Apex Silver Finance, (B) 100% of the issued and outstanding share capital of SC Minerals Sweden and (C) 100% of the issued and outstanding share capital of Comercial Metales Blancos.

ARTICLE III

REORGANIZATION AMENDMENTS

Subject to the satisfaction of each of the conditions precedent specified in Section 5.01 below, but effective as of Reorganization Effective Date:

Section 3.01.          Common Security Agreement. The provisions of the Common Security Agreement shall be amended as follows:

(a)           Apex Metals shall be removed as a party to the Common Security Agreement and replaced with Apex Metals Marketing and Apex Silver Finance as detailed below;

(b)           Each of Apex Silver Finance, Apex Metals Marketing, SC Minerals Sweden and Comercial Metales Blancos shall be added as parties to the Common Security Agreement;

(c)           Section 3.06 shall be amended by deleting in each place where they appear in that section the words “Apex Metals” and inserting in their place the words “SC Minerals Sweden”;

(d)           Section 3.07 shall be amended by deleting in each place where they appear in that section the words “Apex Metals” and inserting in their place the words “SC Minerals Sweden”;

(e)           Section 3.08(b) shall be amended by inserting after the words “Apex Metals” in the first line thereof the word “Marketing”;

(f)            Section 3.08(c) shall be amended by deleting in the first line of that section the words “Apex Metals” and inserting in their place the words “SC Minerals Sweden”;

(g)           Section 3.12(e) shall be amended by deleting the words “Apex Metals” in the fifth line thereof and inserting in their place the word “AMM”;

(h)           the Senior Lenders and the Hedge Banks consent to the liquidation of Apex Metals, the termination of the security interests in the Apex Metals Quotas provided for in Section 3.13, and to the deletion of Section 3.13 in its entirety;

(i)            Section 3.13 shall be deleted in its entirety and replaced with the word “[Reserved.]”;

(j)            Section 3.14(a)(i) shall be amended by (i) deleting the word “and” in the first line thereof and (ii) inserting after the words “Apex Metals” in the first line thereof the words “Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos”;

(k)           Section 3.14(b) shall be amended by deleting the words “or Apex Sweden” in the ninth line thereof and inserting the words “, Apex Sweden or SC Minerals Sweden” in their place;

(l)            Section 3.14(c) shall be amended by (i) deleting the word “Neither” and replacing it with the words “None of” and (ii) deleting the words “or Apex Metals” in the first line thereof and inserting the words “, Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos” in their place;

(m)          Section 3.14(f) shall be amended by (i) deleting the word “and” in the second line thereof and (ii) inserting after the words “Apex Sweden,” in the second line thereof the words “Apex Metals Marketing, SC Minerals Sweden and Comercial Metales Blancos”;

(n)           Section 3.15 shall be amended by (i) deleting all references to the term “Apex Metals” in the fifth line of clause (a) and in clause (a)(v) and replacing it with the words “Apex Metals Marketing, SC Minerals Sweden and Comercial Metales Blancos”; (ii) deleting each reference to the term “Apex Metals Quotas” in clauses (a)(iv) and (a)(v) and replacing it with the words “Apex Metals Marketing Quotas or Apex Silver Finance Shares”; (iii) deleting each reference to the term “Service Company Shares” in clauses (a)(iv) and (a)(v); (iv) deleting the term “Apex Metals Subordinated Debt” in clause (a)(vi)(B) and inserting in its place the terms “AMM Subordinated Debt and Apex Silver Finance Subordinated Debt”, in each case together with appropriate conforming changes; (v) deleting the references to “Apex Metals” in clause (a)(vi)(C) and inserting in their place the words “Apex Metals Marketing”; (vi) deleting the word “or” in the third line of clause (b); and (vii) inserting the words “Apex Silver Finance, Apex Metals Marketing, SC Minerals Sweden or Comercial Metales Blancos” in the third and fifth lines of clause (b) after the words “Apex Sweden”;

(o)           Section 3.17 shall be amended by deleting the term “Apex Metals” in the fourth line thereof and inserting in its place the words “Apex Metals Marketing and Apex Silver Finance”;

(p)           Section 3.18 shall be amended by deleting the words “Apex Metals” each time they appear in such section and inserting in its place the words “Apex Silver Finance, Apex Metals Marketing, SC Minerals Sweden, Comercial Metales Blancos”;

(q)           Section 3.19 shall be amended by (i) deleting the term “Apex Metals” each time it appears in such section and inserting in its place the words “Apex Silver Finance, Apex Metals Marketing, SC Minerals Sweden, Comercial Metales Blancos” and (ii) inserting after the term “Apex Luxembourg” in clause (f) therein the words “Apex Silver Finance, Apex Metals Marketing, SC Minerals Sweden, Comercial Metales Blancos”, in each case with appropriate conforming changes;

(r)            Section 3.20 shall be amended in its entirety to read as follows:

“3.20 Subrogation. Apex Luxembourg, Apex Sweden, SC Minerals Sweden and Comercial Metales Blancos shall not exercise, and each of Apex Luxembourg, Apex Sweden, SC Minerals Sweden and Comercial Metales Blancos hereby irrevocably defers the exercise of, any claim, right or remedy that it may now have or may hereafter acquire against the Borrower, Apex Metals Marketing or Apex Silver Finance arising under or in connection with this Agreement or any other Security Document, including, without limitation, any claim, right or remedy of subrogation, contribution, reimbursement, exoneration, indemnification or participation arising under contract, by applicable law or otherwise in any claim, right or remedy of the Collateral Agent or the other Secured Parties against the Borrower, Apex Metals Marketing, Apex Silver Finance or any other Person or any Collateral which the Collateral Agent or any other Secured Party may now have or may hereafter acquire, until the indefeasible payment and satisfaction in full of all Secured Debt Obligations. If, notwithstanding the preceding sentence, any amount shall be paid to Apex Luxembourg, Apex Sweden, SC Minerals Sweden or Comercial Metales Blancos on account of such subrogation rights at any time when any of the Secured Debt Obligations shall not have been paid in full, such amount shall be held by such Person in trust for the Collateral Agent and the other Secured Parties, segregated from other funds of such Person and be turned over to the Collateral Agent in the exact form received by such Person (duly endorsed by such Person to the Collateral Agent, if required), to be applied against the Secured Debt Obligations, whether matured or unmatured, in accordance with the Financing Documents.”

(s)           Section 4.01(a) shall be amended by deleting the words “and in the case of the Apex Metals Account, Apex Metals” in the first parenthetical of such section and inserting in its place the words “and in the case of the AMM Account, Apex Metals Marketing”;

(t)            Section 4.01(b)(ii) shall be amended by deleting the term “Apex Metals Account” and inserting in its place the term “AMM Account”;

(u)           all other references in the Common Security Agreement (including in Sections 3.12(c), 4.02(c), 4.02(d), 4.02(f), 4.02(h), 4.03, 4.04, 4.05, 4.07, 4.09(b), 4.14, 5.05, 5.08 and 9.01) to the defined term “Apex Metals Account” shall be replaced with the defined term “AMM Account”;

(v)           each of Sections 4.01(c), 4.01(d), 4.01(e), 4.01(f), 4.01(g), 4.01(h), 4.01(i), 4.02(c), 4.03, 4.04, 4.05, 4.12 and 4.14 shall be amended by deleting the defined term “Apex Metals” each time it appears in such sections and inserting in its place the words “Apex Metals Marketing”;

(w)          Section 4.02(d) shall be amended by deleting the term “Apex Metals” and inserting in its place the term “Apex Silver Finance”;

(x)            Section 4.02(h) shall be amended by (A) deleting the words “ or Apex Metals” in the fifth line thereof and inserting in its place the words “, Apex Metals Marketing or Apex Silver Finance” and (B) deleting the words “and Apex Metals” in the penultimate clause thereof and inserting in their place the words “, Apex Metals Marketing and Apex Silver Finance”;

(y)           Section 5.08 shall be amended by deleting the defined term “Apex Metals” and inserting in its place the term “Apex Metals Marketing, SC Minerals Sweden, Comercial Metales Blancos”;

(z)            Section 5.08(d) shall be amended by inserting the words “, SC Minerals Sweden” after the term “Apex Sweden” in the second line thereof;

(aa)         Section 6.03(b) shall be amended by deleting the defined term “Apex Metals Document” and inserting in its place the term “AMM Document or Apex Silver Finance Document”;

(bb)         Section 7.01(a)(ii) shall be amended by deleting the defined term “Apex Metals” in the second line thereof and inserting in its place the words “SC Minerals Sweden”;

(cc)         Section 8.16 shall be amended by (i) deleting the defined term “Apex Metals” in the second line thereof and inserting in its place the term “Apex Metals Marketing”; and (ii) inserting the word “Borrower” before the term “Concentrate Sales Agreement”;

(dd)         Section 8.19(b) shall be amended by deleting the words “Each of the Borrower, Apex Luxembourg and Apex Sweden” each time they appear in the section and in each case inserting in their place the words “The Borrower and each Subordinated Lender”;

(ee)         Section 8.22 shall be revised by inserting after the words “Apex Sweden” in the fourth line thereof the words “and SC Minerals Sweden”;

(ff)           Section 8.30 shall be amended by deleting the defined term “Apex Metals” in the first line thereof and inserting in its place the words “Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos”;

(gg)         Section 9.01(d) shall be amended by inserting after the word “Metals” in the second line thereof the word “Marketing”;

(hh)         Section 10.01(h) shall be amended in its entirety to read as follows:

“(h)         Default under or Termination of a Cross-Guarantee and Security Agreements. (i) A CGSA Default shall have occurred and be continuing; (ii) a Cross-Guarantee and Security Agreement shall be terminated; (iii) a Cross-Guarantee and Security Agreement shall have been declared in a final order of a court to be unenforceable against Apex

Metals Marketing or Apex Silver Finance; (iv) either Apex Metals Marketing or Apex Silver Finance shall have repudiated its obligations under the Cross-Guarantee and Security Agreement to which it is a party; or (v) a default shall have occurred under the Assignment and Assumption Agreement or any Pledge Agreement;”

(ii)           Section 10.01(o)(iii) shall be deleted in its entirety;

(jj)           Section 10.01(u) shall be amended by (i) inserting after the word “Borrower” in clause (ii) the words “Apex Metals Marketing” and (ii) deleting the defined term “Apex Metals” and inserting in its place the term “Apex Silver Finance”;

(kk)         Sections 10.01(y) shall be amended by deleting the defined term “Apex Metals” and inserting in its place the words “Apex Silver Finance, Apex Metals Marketing”;

(ll)           Section 10.01(aa) shall be amended by deleting the defined term “Apex Metals” each time it appears in such section and inserting in its place the words “SC Minerals Sweden”, with appropriate conforming changes;

(mm)       Section 10.01(bb) shall be amended by deleting the defined term “Apex Metals” and inserting in its place the words “Apex Metals Marketing”;

(nn)         Section 10.01(cc) shall be amended by deleting the defined term “Cross-Guarantee and Security Agreement” and inserting in its place the defined term “Apex Silver Finance Cross-Guarantee and Security Agreement”;

(oo)         Section 10.01(ee) shall be amended in its entirety to read as follows:

“(ee)       Change in Control. Subject to the provisions of the Transfer Restrictions Agreement:

(i)            (A) Prior to Completion, the Sponsor shall cease to own directly 100% of the issued and outstanding Apex Luxembourg Shares, (B) at any time after Completion, the Sponsor shall cease to own directly at least 51% of the issued and outstanding Apex Luxembourg Shares or (C) at any time, the Sponsor shall cease to Control the Borrower, Apex Metals Marketing or Apex Silver Finance directly or indirectly;

(ii)           (A) Apex Luxembourg shall cease to own directly 100% of the issued and outstanding Apex Sweden Shares, 100% of the Apex Silver Finance Shares and at least one share in the Borrower or (B) Apex Luxembourg shall cease to Control Apex Sweden or Apex Silver Finance directly or indirectly at any time;

(iii)          (A) Apex Sweden shall cease to own directly 64.99% of the issued and outstanding Borrower Shares, 65% of the issued and outstanding Apex Metals Marketing Quotas, 100% of the SC Minerals

Sweden Shares and 100% of the Comercial Metales Blancos Shares, or (B) Apex Sweden shall cease to Control the Borrower directly or indirectly at any time; or

(iv)          (A) SC Minerals Sweden shall cease to own directly 35% of the issued and outstanding Borrower Shares or (B) Comercial Metales Blancos shall cease to own directly 35% of the issued and outstanding Apex Metals Marketing Quotas.

(pp)         Section 13.05 shall be amended by inserting after the words “Apex Metals” in the last line thereof the words “Marketing or Apex Silver Finance”;

(qq)         Section 13.14 shall be amended by inserting after the words “Apex Metals” each time they appear in such section the words “Marketing or Apex Silver Finance”;

(rr)           Section 14.10 shall be amended by inserting after the words “Apex Metals” each time they appear in such section the words “Marketing, Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos,”;

(ss)         Section 15.01 shall be amended by deleting the words “Apex Metals Shares” in clause (d) thereof and replacing them with the words “Apex Silver Finance Shares”);

(tt)           Section 15.08 shall be amended by (i) deleting lines three and four or clause (ii) thereof and replacing them with the words “c/o Anders Skoldberg, Ernst & Young AB, 401 82 Göteborg”; (ii) deleting clause (iv) thereof and (iii) inserting the following clauses:

(iv)          If to Apex Metals Marketing, to it at:

Apex Metals Marketing GmbH

c/o Juris Treuhand AG

Industriestrasse AG

CH-6304, Zug

Switzerland

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097

with a copy to:

Apex Silver Mines Corporation

1700 Lincoln Street, Suite 3050

Denver, CO 80203

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097

(v)                                 If to Apex Silver Finance, to it at:

Apex Silver Finance Ltd.

c/o Walkers SPV Limited

Walker House

Mary Street, P.O. Box 908GT

George Town, Grand Cayman

B.W.I.

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097

with a copy to:

Apex Silver Mines Corporation

1700 Lincoln Street, Suite 3050

Denver, CO 80203

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097;

(vi)                              If to SC Minerals Sweden, to it at:

Gotlex Lageraktiebolag nr. 451, organizational number 556702-1083
c/o Wistrand Advokatbyra

Lilla Bommen 1
S-411 04 Göteborg

Sweden

Tel:         (303) 839-5060
Fax:         (303) 839-5907

Attn:       Director

with a copy to:

Apex Silver Mines Corporation

1700 Lincoln Street, Suite 3050

Denver, CO 80203

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097;

(vii)                           If to Comercial Metales Blancos, to it at:

Comercial Metales Blancos AB
c/o Anders Skoldberg, Ernst & Young AB
401 82 Göteborg
Sweden
Tel:         (303) 839-5060
Fax:         (303) 839-5907
Attn:       Director

with a copy to:

Apex Silver Mines Corporation
1700 Lincoln Street, Suite 3050
Denver, CO 80203

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097;

(uu)         Section 15.18 shall be amended by deleting the defined term “Apex Metals” each time it appears in such section and inserting in its place the words “Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos”, with appropriate conforming changes;

(vv)         the definition of “Affiliated Obligors” in Appendix A thereto shall be amended in its entirety to read as follows: ““Affiliated Obligors” means, collectively, the Borrower, the Sponsor, Apex Luxembourg, Apex Sweden, Apex Silver Finance, Apex Metals Marketing, Comercial Metales Blancos and SC Minerals Sweden.”

(ww)       the definitions of each of “Apex Metals”, “Apex Metals Account”, “Apex Metals Documents”, “Apex Metals Quotas”, “Apex Metals Subordinated Debt”, “Apex Metals Subordinated Lender”, “Apex Metals Subordinated Notes” and “Apex Metals Subordination Agreement” shall be deleted in its entirety;

(xx)          the definition of “Apex Metals Management and Services Agreement” in Appendix A thereto shall be amended by (i) deleting the words “dated December 1, 2005” and inserting in their place the words “in the form of Appendix Q to the Omnibus Amendment Agreement” and (ii) replacing the words “between Apex Metals” with “among Apex Metals Marketing, Apex Silver Finance”;

(yy)         the definition of “Apex Metals Net Payment Amount” in Appendix A thereto shall be amended by deleting the term “Apex Metals” each time it appears in such definition and inserting in its place the term “Apex Silver Finance”;

(zz)          the definition of “Apex Metals Obligations” in Appendix A thereto shall be amended by deleting the defined term “Apex Metals” in the first line thereof and inserting in its place the term “Apex Silver Finance”.

(aaa)       the definition of “Borrower Concentrate Sales Agreement” in Appendix A thereto shall be amended by (i) deleting the words “dated December 1, 2005” and inserting in their place the words “in the form of Appendix R to the Omnibus Amendment Agreement”; and (ii) inserting after the words “Apex Metals” in the second line thereof the word “Marketing”;

(bbb)      the definition of “CGSA Default” in Appendix A thereto shall be amended by deleting the word “the” immediately before the words “Cross-Guarantee and Security Agreement” and inserting in its place the word “either”;

(ccc)       the definition of “CGSA Secured Obligations” in Appendix A thereto shall be amended by deleting the word “the” immediately before the words “Cross-Guarantee and Security Agreement” and inserting in its place the word “either”;

(ddd)      the definition of “Concentrate Sales Guarantee” in Appendix A thereto shall be amended by deleting the words “Apex Metals’” and inserting the words “Apex Metals Marketing’s”;

(eee)       the definition of “Contingent Support Contribution” in Appendix A thereto shall be amended by deleting the term “Apex Metals Account” in the second line thereof and inserting in its place the term “AMM Account”;

(fff)         the definition of “Cross-Guarantee and Security Agreement” in Appendix A thereto shall be amended in its entirety to read “each of (a) the AMM Cross-Guarantee and Security Agreement; and (b) the Apex Silver Finance Cross-Guarantee and Security Agreement”;

(ggg)      the definition of “Financing Documents” in Appendix A thereto shall be amended in its entirety to read as follows: ““Financing Documents” means the Security Documents, the Completion Agreement, the Transfer Restrictions Agreement, the Hedge Guaranty, each Senior Loan Agreement, each Note, each PRI Policy, the Fee Letters and each Reorganization Document.”

(hhh)      the definition of “Guaranteed Apex Metals Early Termination Amount” in Appendix A thereto shall be amended by deleting the term “Apex Metals” each time it appears in such definition and inserting in its place the term “Apex Silver Finance”;

(iii)          the definition of “Historical Debt Service Coverage Ratio” in Appendix A thereto shall be amended by deleting the term “Apex Metals” in the third line thereof and inserting in its place the words “Apex Metals Marketing and Apex Silver Finance”;

(jjj)          the definition of “Intercompany Debt” in Appendix A thereto shall be amended by (i) deleting the words “and Apex Metals Subordinated Debt” and inserting in their place the words “, AMM Subordinated Debt, Apex Silver Finance Subordinated Debt, SC Minerals Sweden Debt and Comercial Metales Blancos Debt” and (ii) deleting the words “Service Company Debt”;

(kkk)       the definition of “Intercompany Lender” in Appendix A thereto shall be amended by deleting the words “Apex Metals Subordinated Lender and Service Company Lender” and inserting in their place the words “AMM Subordinated Lender, Apex Silver Finance Subordinated Lender, SC Minerals Sweden Subordinated Lender, Comercial Metales Blancos Subordinated Lender”;

(lll)          the definition of “Intercompany Note” in Appendix A thereto shall be amended by deleting the words “Apex Metals Subordinated Note and Service Company Note” and inserting in their place the words “AMM Note, Apex Silver Finance Note, SC Minerals Sweden Note, Comercial Metales Blancos Note”;

(mmm)    the definition of “Liquidity Accounts” in Appendix A thereto shall be amended by deleting the term “Apex Metals Account” and inserting in its place the words “AMM Account”;

(nnn)      the definition of “Mandatory Metals Hedge Agreements” in Appendix A thereto shall be amended by replacing “Apex Metals” with “Apex Silver Finance”;

(ooo)      the definition of “Metals Hedge Transactions” in Appendix A thereto shall be amended by deleting the words “Apex Metals” in the parenthetical and inserting in their place the words “Apex Silver Finance”;

(ppp)      the definition of “Operating Costs” in Appendix A thereto shall be amended by deleting the words “or Apex Metals” in the third line thereof and inserting in its place the words “, Apex Metals Marketing or Apex Silver Finance”;

(qqq)      the definition of “Project Document Guarantees” in Appendix A thereto shall be amended by (i) deleting the words “and the Collateral Agent” in clause (a) thereof, (ii) deleting the words “and the Service Company’s obligations under the Borrower Management and Services Agreement” in clause (a) thereof, (iii) inserting after the words “Services Agreement” in the last line of clause (b) thereof the words “ and the Service Company’s obligations under the Borrower Management and Services Agreement” and (iv) inserting after the words “Apex Metals” in each of clauses (a) and (b) thereof the word “Marketing”;

(rrr)         the definition of “Project Funds” in Appendix A thereto shall be amended by:

(i)            deleting the term “Apex Metals” in clauses (a) and (j) thereof and inserting in its place the words “Apex Metals Marketing and Apex Silver Finance”; and

(ii)           deleting the term “Apex Metals” in clause (i) thereof and inserting in its place the words “Apex Silver Finance”;

(sss)       the definition of “Replacement Mandatory Metals Hedge Transactions” in Appendix A thereto shall be amended by deleting the words “Apex Metals” in the second line thereof and inserting in its place the words “Apex Silver Finance”;

(ttt)         the definition of “Security Documents” in Appendix A thereto shall be amended by inserting after the words “Apex Metals” in the seventh line the word “Marketing” and by inserting after the word “Agreement” in the last line the words “or the Omnibus Amendment Agreement”;

(uuu)      the definitions of each of “Service Company Debt”, “Service Company Lender”, “Service Company Note” and “Service Company Shares” shall be deleted in its entirety;

(vvv)      the definition of “Service Fee” shall be deleted by deleting the words “Apex Metals” in clause (b) thereof and inserting in their place the words “Apex Metals Marketing”;

(www)    the definition of “Shareholder Debt” shall be amended by adding after the term “Apex Sweden” the words “, SC Minerals Sweden or Comercial Metales Blancos”;

(xxx)        the definition of “Spot Sales Agreement” in Appendix A thereto shall be amended by deleting the term “Apex Metals” in the third line thereof and inserting in its place the words “Apex Metals Marketing”;

(yyy)      the definition of “Subordinated Lender” in Appendix A thereto shall be amended by inserting after the words “Apex Metals” the word “Marketing” and by inserting after the words “Apex Luxembourg” the words “Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos”;

(zzz)        the definition of “Third Party Concentrate Sales Agreement” in Appendix A thereto shall be amended by deleting the term “Apex Metals” each time it appears in such definition and inserting in its place the term “Apex Metals Marketing”;

(aaaa)     the following additional defined terms shall be inserted in Appendix A thereto:

“AMM Account” has the meaning assigned to such term in Section 4.01(b)(ii).

“AMM Collateral” has the meaning assigned to such term in the initial paragraph of Section 4 of the AMM Cross-Guarantee and Security Agreement.

“AMM Cross-Guarantee and Security Agreement” means the Cross-Guarantee and Security Agreement executed by Apex Metals Marketing in favor of the Collateral Agent for the benefit of the Secured Parties;

“AMM Documents” means this Agreement, the Transfer Restrictions Agreement, the Apex Metals Management and Services Agreement, each Third Party Concentrate Sales Agreement, the Borrower Concentrate Sales Agreement, the AMM Cross-Guarantee and Security Agreement and the Project Document Guarantee described in clause (b) of the definitions thereof.

“AMM Subordinated Debt” means unsecured Indebtedness (including capitalized interest) of Apex Metals Marketing, whether currently outstanding or hereinafter created, ranking in payment and upon liquidation junior to the Secured Debt in accordance with the subordination terms attached as Appendix A-2 to the Transfer Restrictions Agreement, which is assigned and pledged as security for the Secured Debt Obligations pursuant to a Security Document. No such indebtedness of Apex Metals Marketing shall constitute AMM Subordinated Debt until such time as a the holder thereof assumes in writing, either pursuant to the terms of a Financing Document or otherwise, all of the obligations applicable to an AMM Subordinated Lender under and in accordance with this Agreement and the AMM Subordination Agreement.

“AMM Note” means any promissory notes or other instruments of Apex Metals Marketing evidencing AMM Subordinated Debt.

“AMM Subordinated Lender” means any holder of AMM Subordinated Debt so long as it continues to hold such AMM Subordinated Debt.

“AMM Subordination Agreement” has the meaning set forth in Section 5.06(b) of the AMM Cross-Guarantee and Security Agreement.

“Apex Metals Marketing” means Apex Metals Marketing GmbH, a company with limited liability organized under the laws of Switzerland.

“Apex Metals Marketing Quotas” means the quotas of Apex Metals Marketing.

“Apex Silver Finance” means Apex Silver Finance Ltd., an exempted company with limited liability organized under the laws of the Cayman Islands.

“Apex Silver Finance Cross-Guarantee and Security Agreement” means the Cross-Guarantee and Security Agreement executed by Apex Silver Finance in favor of the Collateral Agent for the benefit of the Secured Parties.

“Apex Silver Finance Documents” means this Agreement, the Transfer Restrictions Agreement, the Apex Silver Finance Cross-Guarantee and Security Agreement, each Mandatory Metals Hedge Agreement and the Apex Metals Management and Services Agreement.

“Apex Silver Finance Note” means any promissory notes or other instruments of Apex Silver Finance evidencing Apex Silver Finance Subordinated Debt.

“Apex Silver Finance Shares” means the shares of Apex Silver Finance.

“Apex Silver Finance Subordinated Debt” means unsecured Indebtedness (including capitalized interest) of Apex Silver Finance, whether currently outstanding or hereinafter created, ranking in payment and upon liquidation junior to the Secured Debt in accordance with the subordination terms attached as Appendix A-2 to the Transfer Restrictions Agreement, which is assigned and pledged as security for the Secured Debt Obligations pursuant to a Security Document. No such indebtedness of Apex Silver Finance shall constitute Apex Silver Finance Subordinated Debt until such time as the holder thereof assumes in writing, either pursuant to the terms of a Financing Document or otherwise, all of the obligations applicable to a Apex Silver Finance Subordinated Lender under and in accordance with this Agreement and the Apex Silver Finance Subordination Agreement.

“Apex Silver Finance Subordinated Lender” means any holder of Apex Silver Finance Subordinated Debt so long as it continues to hold such Apex Silver Finance Subordinated Debt.

“Apex Silver Finance Subordination Agreement” has the meaning set forth in Section 5.06(b) of the Cross-Guarantee and Security Agreement.

“Assignment and Assumption Agreement” has the meaning assigned thereto in the Omnibus Amendment Agreement.

“Comercial Metales Blancos” means Comercial Metales Blancos AB, a privat aktiebolag organized under the laws of Sweden.

“Comercial Metales Blancos Debt” means unsecured Indebtedness (including capitalized interest) of Comercial Metales Blancos, whether currently outstanding or hereinafter created, which is assigned and pledged as security for the Secured Debt Obligations pursuant to a Security Document.

“Comercial Metales Blancos Note” means any promissory notes or other instruments of Comercial Metales Blancos evidencing Comercial Metales Blancos Debt.

“Comercial Metales Blancos Shares” means the shares of Comercial Metales Blancos.

“Comercial Metales Blancos Subordinated Lender” means any holder of Comercial Metales Blancos Debt so long as it continues to hold such Comercial Metales Blancos Debt.

“Omnibus Amendment Agreement” means the Omnibus Amendment Agreement dated as of September 20, 2006 among the parties hereto.

“Pledge Agreements” has the meaning assigned thereto in the Omnibus Amendment Agreement.

“SC Minerals Sweden” means Gotlex Lageraktiebolag nr. 451, organizational number 556702-1083, a privat aktiebolag organized under the laws of Sweden.

“SC Minerals Sweden Debt” means unsecured Indebtedness (including capitalized interest) of SC Minerals Sweden, whether currently outstanding or hereinafter created, which is assigned and pledged as security for the Secured Debt Obligations pursuant to a Security Document.

“SC Minerals Sweden Note” means any promissory notes or other instruments of SC Minerals Sweden evidencing SC Minerals Sweden Debt.

“SC Minerals Sweden Shares” means the shares of SC Minerals Sweden.

“SC Minerals Sweden Subordinated Lender” means any holder of SC Minerals Sweden Debt so long as it continues to hold such SC Minerals Sweden Debt.

(bbbb)    The following defined terms shall be replaced as indicated wherever they appear in the Common Security Agreement:

“Apex Metals Management and Services Agreement” shall be replaced with “Apex Metals Marketing Management and Services Agreement”;

“Apex Metals Net Payment Amount” shall be replaced with “Apex Silver Finance Net Payment Amount”;

“Apex Metals Obligations” shall be replaced with “Apex Silver Finance Obligations”;

“Cash Flow Prepayments” shall be replaced with “Cash Sweep Prepayments”;

“Eligible Guaranteed Apex Metals Amount” shall be replaced with “Eligible Guaranteed Apex Silver Finance Amount”;

“Guaranteed Apex Metals Early Termination Amounts” shall be replaced with “Guaranteed Apex Silver Finance Early Termination Amounts”;

“Guaranteed Apex Metals Net Payment Amounts” shall be replaced with “Guaranteed Apex Silver Finance Net Payment Amounts”;

“Guaranteed Apex Metals Obligations” shall be replaced with “Guaranteed Apex Silver Finance Obligations”;

Section 3.02.          Transfer Restrictions Agreement. The provisions of the Transfer Restrictions Agreement shall be amended as follows:

(a)           Apex Metals shall be removed as a party to the Transfer Restrictions Agreement;

(b)           recital “C” shall be amended by deleting the words “one quota of Apex Metals in the amount of 1,000 Swiss Francs” in the second line thereof and inserting in their place the words “100% of the outstanding share capital of Apex Silver Finance”;

(c)           recital “D” shall be amended by deleting the text in its entirety and inserting in its place the words “Apex Sweden directly owns 64.99% of the outstanding share capital of the Borrower, 65% of the outstanding share capital of Apex Metals Marketing, 100% of the outstanding share capital of SC Minerals Sweden and 100% of the outstanding share capital of Comercial Metales Blancos.”;

(d)           recital “E” shall be deleted in its entirety and replaced with the word “[Reserved.]”;

(e)           recital “F” shall be amended by (i) replacing the comma after the words “Apex Sweden” in the first lien thereof with the word “and”, (ii) deleting the words “and Apex Metals” from the first line thereof and (iii) replacing the word “Metals” in the last line thereof with the words “Silver Finance”;

(f)            the definition of “Apex Metals Subordination Conditions” shall be deleted in its entirety.

(g)           the definition of “Shareholder Party” shall be amended by deleting the words “and Apex Metals”, with appropriate conforming changes;

(h)           the following additional definitions shall be inserted in Section 1.01:

“AMM Subordination Conditions” shall mean subordination conditions of Apex Metals Marketing substantially in the form of Appendix A-2 hereto.

“Apex Silver Finance Subordination Conditions” shall mean subordination conditions of Apex Silver Finance substantially in the form of Appendix A-2 hereto.”;

(i)            Section 2.01(a)(ii) shall be amended by deleting the words “Apex Metals” in clause (B) thereof and inserting in its place the words “Apex Silver Finance”;

(j)            Section 2.01(a)(iii) shall be amended by deleting the words “Apex Metals, or (C)” in clause (B) thereof and inserting in its place the words “Apex Metals Marketing, (C) any Interest in SC Minerals Sweden, (D) any Interest in Comercial Metales Blancos, or (E)”;

(k)           Section 2.01(a)(iv) shall be amended in its entirety to read “the Sponsor shall not permit (A) SC Minerals Sweden to transfer any Interest in the Borrower or (B) Comercial Metales Blancos to transfer any Interest in Apex Metals Marketing”;

(l)            Section 2.01(b) shall be amended in its entirety to read as follows:

“(b)         Prior to Completion, except for the grant of security interests to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Documents (or the exercise by the Collateral Agent of remedies thereunder), no Transfer to any Permitted Affiliated Assignee referred to in clause (a) above shall be made without the prior written consent of the Majority Secured Parties.”

(m)          the last paragraph of Section 2.01 shall be amended by deleting the words “Apex Metals” in the third line thereof and inserting in its place the words “Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos”;

(n)           Section 2.02 shall be amended by:

(i)            deleting the words “Apex Metals” each time they appear in each of clauses (b), (e)(ii), (A)(2), A(3) and (A)(8)  thereof and inserting in its place the words “Apex Metals Marketing”;

(ii)           deleting in each of clauses (c) and (e)(iii) the words “the Service Company” and inserting in its place the words “Apex Silver Finance”;

(iii)          deleting the term “Apex Metals Subordinated Debt” each time its appears in section (A)(5) and inserting in its place “AMM Subordinated Debt”;

(iv)          deleting immediately before clause (A)(8) the word “and” inserting after the end of clause (A)(8) the following additional clause: “(9) Interests in Apex Silver Finance representing greater than 50% of the total outstanding Interest in Apex Silver Finance; and (10) Apex Silver Finance Subordinated Debt representing greater than 50% of the total outstanding Apex Silver Finance Subordinated Debt”;

(v)           deleting clause (C) in its entirety;

(o)           Section 2.04(a) shall be amended by deleting the words “Apex Metals, the Service Company” in the second line thereof and inserting in their place the words “Apex Metals Marketing and Apex Silver Finance”;

(p)           Section 2.04(b) shall be amended by (A) deleting the words “Apex Metals Subordinated Debt” each time they appear in the section and inserting in their place the words “AMM Subordinated Debt, Apex Silver Finance Subordinated Debt”, including appropriate conforming changes and (B) deleting the term “Apex Metals Subordination Conditions in the penultimate line thereof and inserting in its place the words “AMM Subordination Conditions or Apex Silver Finance Subordination Conditions”;

(q)           Section 3.02(b) shall be amended in its entirety to read “each of its representations and warranties set forth in Section 2.06(b) of the Omnibus Amendment Agreement is true and correct on and as of the date hereof.”;

(r)            Section 3.02(k) shall be amended by inserting before the words “fully perfected” in the sixth line thereof the words “upon making all of the appropriate registrations and filings,”;

(s)           Section 3.03 shall be deleted in its entirety;

(t)            Section 3.04(c) shall be amended in its entirety to read “The Sponsor agrees to be bound by the terms of each of the AMM Subordination Conditions and the Apex Silver Finance Subordination Conditions with respect to all amounts owing to it from Apex Metals Marketing or Apex Silver Finance.”;

(u)           Section 3.05 shall be amended by (i) deleting the references to “Apex Metals” each time it appears in clauses (c), (f), (g) and (h) thereof and inserting in its place the words “Apex Silver Finance”, (ii) deleting all other references to the terms “Apex Metals” each time it appears in such section and deleting all references to “Apex Metals Organizational Documents” each time it appears in such section, with appropriate conforming changes and (iii) deleting the reference to “the Service Company” in clause (h) thereof;

(v)           Section 3.06 shall be amended by (i) deleting all references to the terms “Apex Metals” each time it appears in such section and inserting in its place the term “Apex Metals Marketing” and (ii) deleting all references to the term “Apex Metals Organizational Documents” each time it appears in such section, with appropriate conforming changes;

(w)          Section 3.07 of the Transfer Restrictions Agreement is deleted in its entirety.

(x)            Section 4.01(iii) shall be amended by inserting after the parenthetical therein the words “or under Section 4.01 of the Pledge Agreement of Apex Luxembourg of its right, title and interest in the Apex Silver Finance Shares;

(y)           Section 4.01(v) shall be amended by inserting after the parenthetical therein the words “or under or under Section 4.01 of (A) the Pledge Agreement of Apex Sweden of its right, title and interest in the Apex Metals Marketing Quotas, (B) the Pledge Agreement of Apex Sweden of its right, title and interest in Comercial Metales Blancos Shares or (C) the Pledge Agreement of Apex Sweden of its right, title and interest in SC Minerals Sweden Shares”;

(z)            Section 4.01(b)(vii) shall be amended by deleting the words “or Section 7.07 hereof”;

(aa)         the last paragraph of Section 5.05 shall be amended by deleting the words “or Apex Metals” in the second line thereof;

(bb)         Exhibit A-1 thereto shall be amended by (i) inserting the word “Marketing” after the words “Apex Metals” in the definitions of “Affiliate Permitted Obligations” and “Subordinated Obligations” and (ii) inserting after the words “Apex Sweden” in the definition of “Subordinated Obligations” the words “, Apex Silver Finance, SC Minerals Sweden”; and

(cc)         Exhibit A-2 thereto shall be amended by deleting the term “Apex Metals” each time it appears in such exhibit and inserting in its place the words “[Apex Metals Marketing/Apex Silver Finance]”, with appropriate conforming changes.

Section 3.03.          Sponsor Pledge Agreement. The provisions of the Sponsor Pledge Agreement shall be amended as follows:

(a)           recital “B” shall be amended by deleting the words “Apex Metals GmbH (“Apex Metals”) in the first line thereof and inserting in its place the words “Apex Silver Finance Ltd. (“Apex Silver Finance”) and deleting the words “Apex Metals” in the third line thereof and inserting in its place the words “Apex Silver Finance”;

(b)           recital “C” shall be amended by deleting the words “quotas of Apex Metals” in the fourth line thereof and inserting in their place the words “shares of Apex Silver Finance”;

(c)           the definition of “Restricted Subsidiary” in the Sponsor Pledge Agreement shall be amended by adding after the words “the Borrower” in the second line thereof the words “, Apex Metals Marketing and Apex Silver Finance”;

(d)           Section 3.02(a) shall be amended by deleting the words “or the Service Company, as the case may be”;

(e)           Section 3.02(c) shall be amended by deleting the term “Apex Metals Account” in the sixth line thereof and inserting in its place the words “AMM Account”; and

(f)            Section 4.12 shall be amended by deleting the words “Apex Metals” in the fifth line thereof and inserting in its place the words “Apex Silver Finance”.

Section 3.04.          Cross-Guarantee and Security Agreement. The provisions of the Cross-Guarantee and Security Agreement shall be amended as follows:

(a)           Apex Metals shall be removed as a party to the Cross-Guarantee and Security Agreement;

(b)           Apex Metals Marketing shall be the guarantor under the Cross-Guarantee and Security Agreement, with appropriate conforming changes to the introductory paragraph thereof, including the definition of “Guarantor”;

(c)           the defined term “Apex Metals Collateral” shall be deleted each time it appears in the agreement (including Section 3.06 and the introductory paragraph of Section 4) and replaced in each instance with the term “AMM Collateral”.

(d)           the defined term “Apex Metals Documents” shall be deleted each time it appears in the agreement (including Sections 3.01, 3.02, 3.03, 3.04 and 3.05) and replaced in each case with the term “AMM Documents”, with appropriate conforming changes;

(e)           the defined term “Apex Metals Management and Services Agreement” shall be deleted each time it appears in the agreement and replaced in each case with the term “Apex Metals Marketing Management and Services Agreement”;

(f)            the defined term “Apex Metals Subordinated Debt” shall be deleted each time it appears in the agreement (including Section 3.14) and replaced in each instance with the term “AMM Subordinated Debt”;

(g)           the defined term “Apex Metals Subordinated Lender” shall be deleted each time it appears in the agreement and replaced in each instance with the term “AMM Subordinated Lender”;

(h)           the defined term “Apex Metals Subordinated Note” shall be deleted each time it appears in the agreement and replaced in each instance with the term “AMM Subordinated Note”;

(i)            the defined term “Apex Metals Subordination Agreement” shall be deleted each time it appears in the agreement and replaced in each instance with the term “AMM Subordination Agreement;

(j)            the defined term “CGSA Secured Obligations” shall be amended by deleting clause (b) thereof;

(k)           the following additional definition shall be inserted in Section 1.03:

“Comercial Metales Blancos” means Comercial Metales Blancos AB, a privat aktiebolag organized under the laws of Sweden;

(l)            the definition of “Quarterly Hedge Report” in Section 1.03 shall be deleted in its entirety;

(m)          the introductory paragraph of Section 4 shall be amended by deleting the term “Apex Metals Collateral” and inserting in its place the words “AMM Collateral”;

(n)           Section 4.01 shall be deleted in its entirety;

(o)           the Senior Lenders and the Hedge Banks consent to the removal of the Service Company from the security package, the termination of the security interests in the Service Company Shares provided for in Section 4.03 and to the deletion of Section 4.03 in its entirety;

(p)           the Senior Lenders and the Hedge Banks consent to the liquidation of Apex Metals pursuant to Section 5.01;

(q)           Section 5.03 shall be amended in its entirety to read as follows:

“Section 5.03  Business. The Guarantor shall not conduct any business other than its activities and obligations pursuant and related to the Borrower Concentrate Sales Agreement, the Spot Sales Agreements and the Third Party Concentrate Sales Agreements.”;

(r)            Section 5.04 shall be deleted in its entirety.

(s)           Section 5.05 shall be amended shall be amended by (i) deleting all references to the terms “Mandatory Metals Hedge Transactions” and “Mandatory Metals Hedge Agreements” in such section, (ii) replacing clause (b)(iii) in its entirety with the following: “(iii) waive any default under, or breach of, any of the Subject Documents” and (iii)  deleting clause (d) of such Section in its entirety;

(t)            Section 5.06(a)(ii) shall be deleted in its entirety;

(u)           Section 5.08(b) shall be amended by (i) deleting the parenthetical that reads “(other than the Service Company)” and (ii) deleting the last sentence of the section in its entirety;

(v)           Section 5.13 shall be amended by deleting the words “executed and delivered in connection with the Closing Date”;

(w)          Section 5.14 shall be amended by inserting after the words “Apex Luxembourg” in the fourth line thereof the words “or Comercial Metales Blancos or any other Person permitted under the Transfer Restrictions Agreement”;

(x)            Sections 5.15, 5.18 and 7.01(c)(i)(A) shall be amended by deleting the term “Apex Metals Account” and inserting in its place the term “AMM Account”;

(y)           Section 7.01(a)(i) shall be deleted in its entirety;

(z)            Section 8.04(i) shall be amended in its entirety to read as follows;

(i)            If to the Guarantor, to it at:

Apex Metals Marketing GmbH

c/o Juris Treuhand AG

Industriestrasse AG

CH-6304, Zug

Switzerland

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097

with a copy to:

Apex Silver Mines Corporation

1700 Lincoln Street, Suite 3050

Denver, CO 80203

Tel:         (303) 839-5060

(888) 696-2739

Fax:         (303) 839-5097

(aa)         Annex I shall be amended by (i) inserting in (1) after the words “APEX METALS” the word “MARKETING”; (ii) deleting the information set forth in (4) and inserting the following in its place:  “CH-170.4.006.587-8 (Registry Number for the Commercial Register of the Canton of Zug”; (iii) inserting in (5) after the words “APEX METALS” the word “MARKETING” and (iv) deleting the paragraph set forth under the heading “CHANGE IN CIRCUMSTANCES” and the heading itself; and

(bb)         Appendix B thereto shall be deleted in its entirety.

Section 3.05.          Hedge Guaranty. The provisions of the Hedge Guaranty shall be amended as follows:

(a)           Recital (A) shall be amended by deleting the text in its entirety and inserting in its place the words “Apex Silver Finance Ltd., an exempted company with limited liability organized under the laws of the Cayman Islands (“Apex Silver Finance”) and the Hedge Banks have executed and will continue to execute certain Mandatory Metals Hedge Transactions under the Mandatory Metals Hedge Agreements to which Apex Silver Finance and the Hedge Banks are parties; and”;

(b)           each other reference to “Apex Metals” in the Hedge Guaranty shall be replaced with the words “Apex Silver Finance”; and

(c)           each reference to the term “Apex Metals Document” in the Hedge Guaranty shall be replaced with the words “Apex Silver Finance Document”.

Section 3.06.          Completion Agreement. The provisions of the Completion Agreement shall be amended as follows:

(a)           the defined term “Apex Metals” shall be deleted each time it appears in recital “B”, recital “C” and Section 3.01(a) of the Completion Agreement and replaced in each instance with the term “Apex Silver Finance”;

(b)           Section (d) of Appendix B shall be amended by deleting the term “Apex Metals” in the third line thereof and inserting in its place the term “Apex Silver Finance”;

(c)           the definition of “Guaranteed Obligor” in Appendix A thereto shall be amended by deleting the term “Apex Metals” and inserting in its place the term “Apex Silver Finance”;

(d)           Appendix B-4 (Form of Marketing Certificate) shall be amended by deleting the term “Apex Metals” in clause (b) and inserting in its place the term “Apex Silver Finance”.

Section 3.07.          Project Document Guarantee (a). The Project Document Guarantee described in clause (a) of the definition of “Project Document Guarantee” in Appendix A to the Common Security Agreement (which guarantee is issued by the Sponsor in favor of the Borrower in respect of Apex Metals’ obligations under the Borrower Concentrate Sales Agreement) shall be amended as follows:

(a)           Recital “B” thereto shall be amended in its entirety to read as follows: “Apex Metals Marketing GmbH (“Apex Metals Marketing”), a subsidiary of the Guarantor, has entered into the Borrower Concentrate Sales Agreement with the Borrower;”;

(b)           the defined term “Apex Metals” shall be deleted each time it appears in the guarantee and replaced in each instance with the term “Apex Metals Marketing”; and

(c)           the second paragraph of Section 2.01 shall be amended by replacing the term “Apex Metals Account” with the term “AMM Account”.

Section 3.08.          Project Document Guarantee (b). The Project Document Guarantee described in clause (b) of the definition of “Project Document Guarantee” in Appendix A to the Common Security Agreement (which guarantee is issued by the Sponsor in favor of the Borrower and Apex Metals in respect of the Service Company’s obligations under the Borrower Management and Services Agreement and the Apex Metals Management and Services Agreement) shall be amended as follows:

(a)           Apex Metals shall be removed as a party to this Project Document Guarantee;

(b)           Apex Metals Marketing shall be added as a party to this Project Document Guarantee, with appropriate conforming changes to the introductory paragraph thereof;

(c)           Apex Silver Finance shall be added to a party to this Project Document Guarantee with appropriate conforming changes to the introductory paragraph thereof;

(d)           each reference to the term “Apex Metals” in this Project Document Guarantee shall be deleted and in each case shall be replaced with the term “Apex Metals Marketing”;

(e)           recital “E” to this Project Document Guarantee shall be amended by deleting the words “Apex Metals” in the penultimate line thereof and inserting the words “Apex Silver Finance” to replace them;

(f)            the first paragraph of Section 2.01 shall be amended by deleting the words “the Borrower and Apex Metals” in the second line thereof and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them;

(g)           the second paragraph of Section 2.01 shall be amended by replacing the term “Apex Metals Account” with the term “AMM Account”;

(h)           Section 2.02(d) shall be amended by deleting the words “either the Borrower or Apex Metals” and inserting the words “the Borrower, Apex Metals Marketing or Apex Silver Finance” to replace them;

(i)            the last paragraph of Section 2.02 shall be amended by deleting the words “the Borrower or Apex Metals” in the second line thereof and inserting the words “the Borrower, Apex Metals Marketing or Apex Silver Finance” to replace them;

(j)            Section 2.03 shall be amended by (i) deleting the words “the Borrower and Apex Metals” from the sixth line thereof and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them and (ii) deleting the words “the Borrower or Apex Metals” from the seventh line thereof and inserting the words “the Borrower, Apex Metals Marketing or Apex Silver Finance” to replace them;

(k)           the introductory sentence of Article III shall be amended by deleting the words “the Borrower or Apex Metals” and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them;

(l)            Section 4.01 shall be amended by deleting the words “the Borrower or Apex Metals” from the second line thereof and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them;

(m)          Section 5.04(b) shall be amended by deleting the words “the Borrower or Apex Metals” from the sixth line thereof and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them;

(n)           Section 5.07(a) shall be amended by inserting before the words “and the Collateral Agent” in the second sentence thereof the words “, Apex Silver Finance”;

(o)           Section 5.09 shall be amended by deleting the words “the Borrower or Apex Metals” from the second line thereof and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them; and

(p)           Section 5.10 shall be amended by (i) deleting the words “the Borrower and Apex Metals” from the second line thereof and inserting the words “the Borrower, Apex Metals Marketing and Apex Silver Finance” to replace them and (ii) inserting before the words “and the Collateral Agent” in the penultimate line thereof the words “, Apex Silver Finance”.

ARTICLE IV

ACQUISITION AMENDMENTS

Subject to the satisfaction of each of the conditions precedent specified in Section 5.02 below, but effective as of the Acquisition Effective Date:

Section 4.01.          Consent to Acquisition. The Secured Parties consent to the following:

(a)           the transfer by ASM and its Affiliates, and the direct or indirect acquisition by Sumitomo, of (i) 35% of the outstanding shares of the Borrower,  indirectly, through the acquisition by Sumitomo of 100% of the shares of SC Minerals Sweden, (ii) 35% of the outstanding quotas of Apex Metals Marketing (as successor to Apex Metals’ rights and obligations with respect to the Concentrate Sales Agreements under the Transaction Documents), indirectly, through the acquisition by Sumitomo of 100% of the shares of Comercial Metales Blancos, and (iii) 35% of the outstanding shares of Apex Silver Finance (as successor to Apex Metal’s rights and obligations with respect to the Mandatory Metals Hedge Agreements under the Transaction Documents), directly;

(b)           notwithstanding any contrary provision of the Financing Documents (including Sections 3.06(b) and 8.02 of the Common Security Agreement), each of the Borrower, Apex Metals Marketing and Apex Silver Finance shall be permitted to amend or modify its Organizational Documents as contemplated by the applicable Shareholder Agreement as in effect on the Acquisition Effective Date;

(c)           notwithstanding any contrary provision of the Financing Documents, Apex Sweden shall be permitted to repay the Shareholder Note payable to ASM in the principal amount of $95 million promptly following the Acquisition Effective Date, provided that in no event shall the amount of such Shareholder Note repaid pursuant to this clause (c) exceed the amount Apex Sweden actually receives in cash from the sale of each of the outstanding SC Minerals Sweden Shares and the Comercial Metales Blancos Shares;

(d)           notwithstanding any contrary provision of the Financing Documents, the Borrower shall be permitted to repay Subordinated Debt payable to Apex Silver Finance from time to time provided that Apex Silver Finance shall use such repayments to satisfy obligations pursuant to the Mandatory Metals Hedge Transactions;

(e)           notwithstanding any contrary provision of the Financing Documents, Apex Luxembourg shall be permitted to (i) repay up to $121 million of the Shareholder Parent Notes payable to ASM promptly following the Acquisition Effective Date, provided that in no event shall the amount of such Shareholder Parent Note repaid pursuant to this clause (e)(i) exceed the amount of the dividend Apex Luxembourg actually receives in cash pursuant to Section 4.01(f)(i), and (ii) transfer to ASM all of its rights (including the right to receive any and all payments) and obligations under the Deferred Payments Agreement in exchange for the reduction of the Shareholder Parent Note Payable to ASM in an amount up to $125 million;

(f)            notwithstanding any contrary provision of the Financing Documents, Apex Sweden shall be permitted to (i) make a dividend to Apex Luxembourg in an amount up to $121 million promptly following the Acquisition Effective Date, provided that in no event shall the amount of such dividend under this clause (i) exceed the difference of (A) the amount Apex Sweden actually receives in cash from the sale of each of the outstanding SC Minerals Sweden Shares and the Comercial Metales Blancos Shares less (B) the principal amount of the Shareholder Note repaid pursuant to Section 4.01(c) and (ii) transfer as a dividend to Apex Luxembourg all of its rights (including the right to receive any and all payments) and obligations under the Deferred Payments Agreement; and

(g)           notwithstanding any contrary provision of the Financing Documents, Sumitomo and SC Minerals Sweden shall be permitted to amend the Organizational Documents of SC Minerals Sweden after the Acquisition Effective Date solely for the purpose of changing the legal name of SC Minerals Sweden.

Section 4.02.          Consent to Disbursement of Contingent Support Account. The Secured Parties consent to the distribution of all amounts on deposit in the Contingent Support Account to MSC and to the simultaneous repayment by MSC of Subordinated Debt payable to

ASM in an aggregate amount equal to the amount distributed from the Contingent Support Account.

Section 4.03.          Common Security Agreement. The provisions of the Common Security Agreement shall be amended as follows:

(a)           Section 2.07(a)(A)(1) shall be amended by inserting after the words “Contingent Support Account” in the parenthetical therein the words “or otherwise committed to be paid by a Sponsor under Sections 5.03 or 5.04 of the ASM Completion Agreement or Section 4.03 of the Sumitomo Completion Agreement, as applicable”;

(b)           Section 2.08(d)(i) shall be amended by inserting after the words “Contingent Support Account” in the parenthetical therein the words “or otherwise committed to be paid by a Sponsor under Sections 5.03 or 5.04 of the ASM Completion Agreement or Section 4.03 of the Sumitomo Completion Agreement, as applicable.”;

(c)           Section 3.12(e) shall be amended by adding the following sentence at the end thereof: “Appendices A-1 and A-2 to the Transfer Restrictions Agreement shall not be amended without the consent of Sumitomo.”

(d)           Section 3.15(a)(v) shall be amended by adding the words “or the Sumitomo Transfer Restrictions Agreement” after the term “Transfer Restrictions Agreement”;

(e)           Section 3.15(a)(vii) shall be amended by adding the words “or the Sumitomo Transfer Restrictions Agreement” after the second occurrence of the term “Transfer Restrictions Agreement”;

(f)            Section 4.02(e) shall be amended by replacing the words “Section 5.03 of the Completion Agreement” at the end thereof with the words “Section 5.03 and 5.04 of the ASM Completion Agreement and Section 4.03 of the Sumitomo Completion Agreement”;

(g)           Section 7.01(a)(ii) shall be amended by inserting in the fourth sentence thereof, after the words “Apex Sweden” the words “or SC Minerals Sweden”;

(h)           Section 8.02 shall be amended by adding the words “or the Sumitomo Transfer Restrictions Agreement” after the term “Transfer Restrictions Agreement”;

(i)            Section 8.18 shall be amended by replacing each reference to “the Sponsor” with the words “a Sponsor”;

(j)            Section 8.19(a)(ii) shall be amended by inserting after the words “Transfer Restrictions Agreement” the words “or Sumitomo Transfer Restrictions Agreement”;

(k)           Section 10.01(b) shall be amended in its entirety to read as follows:

“(b)         Breach of Representation and Warranty.

(i) Any representation, warranty or statement confirmed or made by the Borrower under Sections 7.01(a) (Organization and Ownership), 7.01(b) (Authority), 7.01(c)(ii) (Proper Legal Form), 7.01(d) (Consents and Approvals for Financing Documents), Section 7.01(e) (Consents and Approvals for Project), 7.01(f) (No Conflicts), 7.01(j) (Title to Properties; Security Interests), 7.01(k) (Taxes), 7.01(o) (Transaction Documents) or 7.01(q) (Environmental Matters) or contained in any certificate, statement, notice or other document provided to any Secured Party under or pursuant to any such sections shall have been incorrect in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated, and such representation or warranty is not cured or otherwise corrected to the satisfaction of the Administrative Agent within 30 days from the earlier of (A) receipt by the Borrower of written notice from the Administrative Agent of such breach or (B) the date upon which the Borrower becomes aware of such breach; or

(ii) any other representation, warranty or statement confirmed or made by the Borrower in any Financing Document or contained in any certificate, statement, notice or other document provided to any Secured Party under or pursuant to any Financing Document shall have been incorrect in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated;

(l)            Section 10.01(f) shall be amended in its entirety to read as follows:

“(f) Default Under or Termination of the Completion Agreement.

(i) (A) a Completion Default under any of the following sections of the ASM Completion Agreement or the Sumitomo Completion Agreement shall have occurred and be continuing:

(1) Section 6.01(a) (Payment Default) of the ASM Completion Agreement or Section 5.01(a) (Payment Default) of the Sumitomo Completion Agreement, unless within 10 Business Days from the receipt of written notice by the Borrower from the Administrative Agent of such default, the Borrower (with funds from the Sponsors) or the non-defaulting Sponsor shall have cured such default;

(2) Section 6.01(b) (Breach of Representation or Warranty) of the ASM Completion Agreement or Section 5.01(b) (Breach of Representation or Warranty) of the Sumitomo Completion Agreement, unless within 30 days from the earlier of (x) receipt of written notice from the Administrative Agent of such breach or (y) the date upon which the non-defaulting Sponsor becomes aware of such breach, the non-defaulting Sponsor shall have cured such default; or

(3) Section 6.01(c) (Breach of Covenant) of the ASM Completion Agreement or Section 5.01(c) (Breach of Covenant) of the Sumitomo Completion Agreement, with respect to any of the covenants (other than to pay money) in Sections 5.03 or 5.04 of the ASM Completion Agreement or Section 4.03 of the Sumitomo Completion Agreement, unless within 30 days from the earlier of (x) receipt of written notice from the Administrative Agent of such breach or (y) the date upon which the non-defaulting Sponsor becomes aware of such breach, the non-defaulting Sponsor shall have cured such default; or

(B) any other Completion Default under either the ASM Completion Agreement or the Sumitomo Completion Agreement shall have occurred and be continuing; or

(ii) either Completion Agreement shall have been terminated prior to Completion;

(iii) either Completion Agreement shall have been declared in a final order of a court to be unenforceable against the applicable Sponsor; or

(iv) either Sponsor shall have repudiated its obligations under the applicable Completion Agreement prior to Completion;

provided that any Completion Default listed in clauses (ii) through (iv) above or any uncurable Completion Default shall not be an Event of Default if, promptly but in no case later than five Business Days after receiving such notice from the Administrative Agent, the non-defaulting Sponsor shall assume all obligations of the defaulting Sponsor under each Financing Document to which it is a party (until such time as the defaulting Sponsor shall have been replaced in accordance with this paragraph) and within 90 days after the Administrative Agent notifies the Borrower and Sponsors of such occurrence, (I) the terminated, repudiated or unenforceable Completion Agreement shall have been replaced with an alternative completion agreement acceptable to the Secured Parties or (II) the defaulting Sponsor shall have been replaced (x) if the defaulting Sponsor is Sumitomo, with an alternate sponsor having a credit rating at least as strong as that held by Sumitomo on and as of June 30, 2006 or (y) if the defaulting Sponsor is ASM, with (1) an alternate sponsor that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) and (2) an operator (which, for the avoidance of doubt, may be the alternate sponsor referred to in the preceding clause (1)) that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) to operate the Project on terms reasonably acceptable to the Majority Secured Parties; provided further that if the defaulting Sponsor is Sumitomo, ASM shall have deposited into the

Contingent Support Account an amount equal to the difference of $70,000,000 minus the aggregate amount of all Contingent Support Contributions of ASM and Sumitomo made from and after the Acquisition Effective Date immediately upon receiving notice of such occurrence from the Administrative Agent;”;

(m)          Section 10.01(g) shall be amended in its entirety to read as follows:

“(g)         Default Under or Termination of a Transfer Restrictions Agreement. (i) A TRA Default under either the Transfer Restrictions Agreement or the Sumitomo Transfer Restrictions Agreement shall have occurred and be continuing; (ii) either the Transfer Restrictions Agreement or the Sumitomo Transfer Restrictions Agreement shall be terminated other than in accordance with its terms; (iii) either the Transfer Restrictions Agreement or the Sumitomo Transfer Restrictions Agreement shall have been declared in a final order of a court to be unenforceable against a party thereto (other than the Administrative Agent or the Collateral Agent) or any Permitted Assignee of any thereof; or (iv) any party thereto (other than the Administrative Agent or the Collateral Agent) or any Permitted Assignee of any thereof shall have repudiated its obligations under the Transfer Restrictions Agreement or the Sumitomo Transfer Restrictions Agreement;”;

(n)           Section 10.01(i) shall be amended in its entirety to read as follows:

“(i)          Sponsor Default.

(i) (A) a Sponsor Default under any of the following sections of the Sponsor Pledge Agreement or the Sumitomo Pledge and Guarantee Agreement shall have occurred and be continuing:

(1) Section 6.01(a) (Payment Default), unless within 10 Business Days from the receipt of written notice from the Administrative Agent of such default, the non-defaulting Sponsor shall have cured such default; or

(2) Section 6.01(b) (Breach of Representation and Warranty), unless within 30 days from the earlier of (x) receipt of written notice from the Administrative Agent of such breach or (y) the date upon which the non-defaulting Sponsor becomes aware of such breach, the non-defaulting Sponsor shall have cured such default; or

(3) Section 6.01(c)(ii) (Breach of Covenant), unless within 30 days from the earlier of (x) receipt of written notice from the Administrative Agent of such breach or (y) the date upon which the non-defaulting Sponsor becomes aware of such breach, the non-defaulting Sponsor shall have cured such default; or

(B) any other Sponsor Default under the Sponsor Pledge Agreement or the Sumitomo Pledge and Guarantee Agreement shall have occurred and be continuing; or

(ii) the Sponsor Pledge Agreement or the Sumitomo Sponsor Pledge and Guarantee Agreement shall be terminated;

(iii) the Sponsor Pledge Agreement or the Sumitomo Sponsor Pledge and Guarantee Agreement shall have been declared in a final order of a court to be unenforceable against the applicable Sponsor; or

(iv) either Sponsor shall have repudiated its obligations under the applicable Sponsor Pledge Agreement;

provided that any Sponsor Default listed in clauses (ii) through (iv) above or any uncurable Sponsor Default shall not be an Event of Default if, promptly but in no case later than five Business Days after receiving such notice from the Administrative Agent, within the non-defaulting Sponsor shall assume all obligations of the defaulting Sponsor under each Financing Document to which it is a party (until such time as the defaulting Sponsor shall have been replaced in accordance with this paragraph) and within 90 days after the Administrative Agent notifies the Borrower and Sponsors of such occurrence, (I) the terminated, repudiated or unenforceable agreement shall have been replaced with an alternative sponsor pledge agreement acceptable to the Secured Parties or (II) the defaulting Sponsor shall have been replaced (x) if the defaulting Sponsor is Sumitomo, with an alternate sponsor having a credit rating at least as strong as that held by Sumitomo on and as of June 30, 2006 or (y) if the defaulting Sponsor is ASM, with (1) an alternate sponsor that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) and (2) an operator (which, for the avoidance of doubt, may be the alternate sponsor referred to in the preceding clause (1)) that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) to operate the Project on terms reasonably acceptable to the Majority Secured Parties; provided further that if the defaulting Sponsor is Sumitomo, ASM shall have deposited into the Contingent Support Account an amount equal to the difference of $70,000,000 minus the aggregate amount of all Contingent Support Contributions of ASM and Sumitomo made from and after the Acquisition Effective Date immediately upon receiving notice of such occurrence from the Administrative Agent;”;

(o)           Section 10.01(u) shall be amended by deleting the word “Sponsor” in clause (ii) thereof and replacing it with the word “Sponsors”;

(p)           Section 10.01(aa) shall be amended in its entirety to read as follows:

“(aa)       Forced Divestiture. A law, order, decree, regulation, directive or restriction is issued by any Governmental Authority of the principal place of business of either Sponsor, any Senior Lender or any of Apex Luxembourg, Apex Sweden or SC Minerals Sweden that (i) requires any of SC Minerals Sweden, Apex Luxembourg or Apex Sweden to divest itself of all or part of its equity interest in the Borrower or (ii) prevents either Sponsor or any of Apex Luxembourg, Apex Sweden or SC Minerals Sweden from participating in all or any part of the benefit of its equity interests in the Project, and in each such case such law, order, decree, regulation, directive or restriction remains in effect for a period of 180 days; provided however that any such occurrence shall not be an Event of Default if, within 10 Business Days after such 180-day period (or such divestiture if earlier), the unaffected Sponsor or an Affiliate of the unaffected Sponsor acquires all rights and interests of the affected entity in the Borrower and Project pursuant to an assignment agreement acceptable to the Majority Secured Parties, so long as such acquisition would avoid the effect of the relevant law, order, decree, regulation, directive or restriction;”

(q)           Section 10.01(ee) shall be amended in its entirety to read as follows:

“(ee)       Change in Control. Subject to the provisions of the Transfer Restrictions Agreements:

(i)            Prior to Completion (A) ASM shall cease to own directly 100% of the issued and outstanding Apex Luxembourg Shares or (B) ASM shall cease to Control the Borrower, Apex Metals Marketing or Apex Silver Finance directly or indirectly;

(ii)           prior to Completion, (A) Apex Luxembourg shall cease to own directly 100% of the issued and outstanding Apex Sweden Shares, or at least 65% of the Apex Silver Finance Shares, or at least one share in the Borrower or (B) Apex Luxembourg shall cease to Control Apex Sweden or Apex Silver Finance directly or indirectly;

(iii)          prior to Completion, (A) Apex Sweden and SC Minerals Sweden shall collectively cease to own, directly, 100% of the issued and outstanding Borrower Shares (less one share held by Apex Luxembourg), or (B)  Apex Sweden and Comercial Metales Blancos shall collectively cease to own, directly, 100% of the issued and outstanding Apex Metals Marketing Quotas, or (C) Apex Sweden shall cease to Control the Borrower or Apex Metals Marketing directly or indirectly; or

(iv)          at any time after Completion, ASM shall cease to Control the Borrower, Apex Metals Marketing or Apex Silver Finance directly or indirectly;

provided that, the failure of ASM to comply with the conditions described in clauses (i) and (iv) above shall not constitute Events of Default if concurrently therewith ASM is replaced with (1) an alternate sponsor that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) and (2) an operator (which, for the avoidance of doubt, may be the alternate sponsor referred to in the preceding clause (1)) that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) to operate the Project on terms reasonably acceptable to the Majority Secured Parties; or

(v)           prior to Completion, (A) Sumitomo shall cease to own 100% of the outstanding shares of either SC Minerals Sweden or Comercial Metales Blancos, (B) SC Minerals Sweden shall cease to own directly 35% of the issued and outstanding Borrower Shares, or (C) Comercial Metales Blancos shall cease to own directly 35% of the issued and outstanding Apex Metals Marketing Quotas (except, in cases (B) and (C) above, for any such Shares or Quotas transferred to ASM or its Affiliates).”

(r)            Section 10.02(d) shall be amended by deleting the words “the Sponsor” each time they appear in the section and inserting in their place the word “ASM”;

(s)           Section 11.04(g)(i) and (ii) shall be amended to read as follows:

“(i)          (A) a percentage of the identified Planned Project Costs equal to the quotient (expressed as a percentage) of (1) the aggregate amount of undrawn Senior Loan Commitments divided by (2) the total amount of Planned Project Costs set forth on the most recently accepted Cost to Complete Certificate (not including the $4 million of Planned Project Costs paid by ASM with ordinary shares pursuant to the EPCM Contract), shall be funded by Senior Loans, and (B) the remaining identified Planned Project Costs shall be funded by Base Equity Contributions; provided that at no time shall the TPCFR exceed 33:67; and

(ii)           Excess Project Costs shall be funded: (A) from amounts otherwise available in the AMM Account (and not previously marked for any other purpose) and (B) by Contingent Support Contributions from the Sponsors deposited into the Contingent Support Account on or before the requested Disbursement Date”;

(t)            Section 14.10 shall be amended by inserting after the words “Apex Group” in the last line thereof the words “or the Sumitomo Group”;

(u)           Section 15.08 shall be amended by (i) deleting clauses (vi) and (vii) thereof and (ii) inserting the following clauses:

(vi)          If to SC Minerals Sweden, to it at :

Gotlex Lageraktiebolag nr. 451, organizational number 556702-1083

c/o Wistrand Advokatbyra

Lilla Bommen 1
S-411 04 Göteborg

Sweden

Tel:  +81-3-5166-4300

Fax:  +81-3-5166-6423

Attn: Director

with a copy to:

Sumitomo Corporation

8-11, Harumi, 1-chome,

Chuo-ku, Tokyo, 104-8610 Japan

Attention: General Manager, Non-Ferrous Metals &

Raw Materials Department

Telecopier: +81-3-5166-6423

(vii)         If to Comercial Metales Blancos, to it at:

Comercial Metales Blancos AB

c/o Anders Skoldberg, Ernst & Young AB

401 82 Göteborg

Sweden

Tel:  +81-3-5166-4300

Fax:  +81-3-5166-6423

Attn: Director

with a copy to:

Sumitomo Corporation

8-11, Harumi, 1-chome,

Chuo-ku, Tokyo, 104-8610 Japan

Attention: General Manager, Non-Ferrous Metals &

Raw Materials Department

Telecopier: +81-3-5166-6423

(v)           the definition of “Affiliated Obligors” in Appendix A thereto shall be further amended by (i) replacing the words “the Sponsor” with “ASM” and (ii) inserting after the term “Apex Sweden” the word “, Sumitomo”;

(w)          the definition of “Completion” in Appendix A thereto shall be amended by inserting before the words “Completion Agreement” the word “ASM”;

(x)            the definition of “Completion Agreement” in Appendix A thereto shall be amended in its entirety to read “means either of the ASM Completion Agreement or the Sumitomo Completion Agreement.”;

(y)           the definition of “Completion Certificates” in Appendix A thereto shall be amended by inserting before the words “Completion Agreement” the word “ASM”;

(z)            the definition of “Completion Default” in Appendix A thereto shall be amended in its entirety to read “means a “Completion Default” as such term is defined in either of the ASM Completion Agreement or the Sumitomo Completion Agreement.”;

(aa)         the definition of “Completion Test” in Appendix A thereto shall be amended by inserting before the words “Completion Agreement” the word “ASM”; ;

(bb)         the definition of “Completion Test Period” in Appendix A thereto shall be amended by inserting before the words “Completion Agreement” the word “ASM”;

(cc)         the definition of “Contingent Support Contribution” in Appendix A thereto shall be amended in its entirety to read “means one or more deposits by either ASM or Sumitomo into the Contingent Support Account for transfer to the Loan Proceeds Account for the purpose of paying Excess Project Costs in accordance with Section 11.04(g)(ii).”;

(dd)         the definition of “Contingent Support Requirement” in Appendix A thereto shall be amended in its entirety to read “means, at any date of determination, (i) the Total Cost to Complete as indicated on the most recently approved Cost to Complete Certificate less (ii) the sum of (A) the total amount of Senior Loan Commitments then available to be drawn plus (B) the sum of (1) amounts available to be drawn under Equity Support Letters of Credit plus (2) the balance of the Equity Account”;

(ee)         the definition of “Financing Documents” in Appendix A thereto shall be further amended by inserting after the words “Fee Letters” the words “, each of the Sumitomo Documents”;

(ff)           the definition of “Information” shall be amended by inserting the words “or the Sumitomo Group” after each occurrence of the term “Apex Group”;

(gg)         the definition of “Project Document Guarantees” in Appendix A thereto shall be amended by deleting in clause (a) the words “the Sponsor” and inserting in their place the word “ASM”;

(hh)         the definition of “Restricted Payment” in Appendix A thereto shall be amended by (i) deleting the word “and” at the end of clause (a) thereof, (ii) deleting the period at the end of clause (b) thereof and inserting in its place the word “, and” and (iii) inserting the following clause at the end of such definition: “(c) all payments of the Service Fee in excess of $125,000 per month.”;

(ii)           the definition of “Sponsor” in Appendix A thereto shall be amended in its entirety to read “means either ASM or Sumitomo, and “Sponsors” means both ASM and Sumitomo.”;

(jj)           the definition of “Sponsor Default” in Appendix A thereto shall be amended in its entirety to read “means a “Sponsor Default” as such term is defined in either of the Sponsor Pledge Agreement or the Sumitomo Pledge and Guarantee Agreement.”;

(kk)         the definition of “Sponsor Funding” in Appendix A thereto shall be amended in its entirety to read “means funding provided to the Borrower by or on behalf of either Sponsor, Apex Luxembourg, Apex Sweden or SC Minerals Sweden”;

(ll)           the definition of “Sponsor Pledge Agreement” in Appendix A thereto shall be further amended by deleting the words “the Sponsor” and inserting the word “ASM” to replace them;

(mm)       the definition of “TRA Default” in Appendix A thereto shall be amended in its entirety to read “has the meaning specified in Section 4.01 of either the Transfer Restrictions Agreement or the Sumitomo Transfer Restrictions Agreement.”;

(nn)         the following additional defined terms shall be inserted in Appendix A thereto:

“Apex Metals Marketing Quotaholders Agreement” means the Metals Quotaholders Agreement to be entered into on or about September 26, 2006, among Apex Sweden, Comercial Metales Blancos and Apex Metals Marketing.

“Apex Silver Finance Shareholders Agreement” means the Apex Silver Finance Shareholders Agreement to be entered into on or about September 26, 2006, among Apex Luxembourg, Sumitomo and Apex Silver Finance.

“ASM Completion Agreement” means the Completion Agreement dated December 1, 2005, among ASM, the Technical Agent, the Administrative Agent and the Collateral Agent.

“Borrower Shareholders Agreement” means the MSC Shareholders Agreement to be entered into on or about September 26, 2006, among Apex Luxembourg, Apex Sweden, SC Minerals Sweden and the Borrower.

“Deferred Payments Agreement” means the Deferred Payments Agreement to be entered into on or about September 26, 2006, between Apex Sweden and Sumitomo.

“Shareholders Agreements” means the Borrower Shareholders Agreement, the Apex Metals Marketing Quotaholders Agreement and the Apex Silver Finance Shareholders Agreement.

“Sumitomo Completion Agreement” means the Sumitomo Completion Agreement executed and delivered in satisfaction of Section 5.02(c) of the Omnibus Amendment Agreement, among Sumitomo, the Technical Agent, the Administrative Agent and the Collateral Agent.

“Sumitomo Documents” means the Sumitomo Completion Agreement, the Sumitomo Pledge and Guarantee Agreement and the Sumitomo Transfer Restrictions Agreement.

“Sumitomo Group” means Sumitomo and each of its Subsidiaries (as such term is defined in the Sumitomo Pledge and Guarantee Agreement).

“Sumitomo Pledge and Guarantee Agreement” means the Sumitomo Pledge and Guarantee Agreement executed and delivered in satisfaction of Section 5.02(c) of the Omnibus Amendment Agreement, between Sumitomo and the Collateral Agent.

“Sumitomo Transfer Restrictions Agreement” means the Sumitomo Transfer Restrictions Agreement executed and delivered in satisfaction of Section 5.02(c) of the Omnibus Amendment Agreement, among Sumitomo, SC Minerals Sweden, Comercial Metales Blancos, the Administrative Agent and the Collateral Agent.”

Section 4.04.          Transfer Restrictions Agreement. The provisions of the Transfer Restrictions Agreement shall be amended as follows:

(a)           recital “C” shall be amended in its entirety to read as follows:  “C. Apex Luxembourg directly owns 100% of the outstanding share capital of Apex Sweden, 65% of the outstanding share capital of Apex Silver Finance and one share in the Borrower”;

(b)           recital “D” shall be amended in its entirety to read as follows: “D. Apex Sweden directly owns 64.99% of the outstanding share capital of the Borrower and 65% of the outstanding share capital of Apex Metals Marketing.”;

(c)           Section 2.01(a) shall be amended by deleting clauses 2.01(a)(iii)(C) and (D) in their entirety and deleting clause 2.01(a)(iv) in its entirety;

(d)           the last paragraph of Section 2.01 shall be revised by inserting after the words “the Sponsor” in the second line thereof the words “and Sumitomo collectively”,

(e)           Section 2.04(a) shall be amended to insert “ASM” immediately prior to “Completion Agreement” in the penultimate line;

(f)            an additional Section 2.06 shall be added at the end of Article II, which shall read as follows:

“2.06  Successor Sponsor. Transfers otherwise prohibited under Sections 2.01 and 2.02 hereof shall not constitute TRA Defaults hereunder if such transfers are made to an alternate sponsor in connection with the cure of a Sponsor Default or Completion Default of ASM, so long as ASM is replaced with (a) an alternate sponsor that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) and (b) an operator (which, for the avoidance of doubt, may be the alternate sponsor referred to in the preceding clause (a)) that is acceptable to the Majority Secured Parties (such acceptance not to be unreasonably withheld) to operate the Project on terms reasonably acceptable to the Majority Secured Parties.”;

(g)           Section 3.01(a) shall be amended to insert “ASM” immediately prior to “Completion Agreement” in the penultimate line; and

(h)           Section 4.01(a) shall be amended to insert the following at the end of the clause:

“provided that it shall not be a TRA Default under this Section 4.01(a) if the facts that resulted in an incorrect representation, warranty or statement are (i) corrected so that the incorrect representation, warranty or statement becomes correct or (ii) otherwise addressed to the satisfaction of the Administrative Agent acting on behalf of the Secured Parties, in each case within 30 days from the earlier of (x) receipt of written notice from the Administrative Agent notifying such Shareholder Party of the incorrect representation, warranty or statement or (y) the date on which any Shareholder Party becomes aware of such incorrect representation, warranty or statement”.

Section 4.05.          Sponsor Pledge Agreement. The provisions of the Sponsor Pledge Agreement shall be amended as follows:

(a)           recital “C” of the Sponsor Pledge Agreement shall be further amended by deleting the words “indirectly owns 100%” in the third line thereof and inserting in their place the words “directly and indirectly owns 65%”;

(b)           Section 4.05(a) of the Sponsor Pledge Agreement shall be amended by adding at the end of the clause the words “(other than any of the foregoing relating solely to a member of the Sumitomo Group)”;

(c)           Section 5.04 of the Sponsor Pledge Agreement shall be amended by adding after the words “realization and” in the third line thereof the words “and, to the extent the Sponsor is liable thereon pursuant to this Agreement or the ASM Completion Agreement,”;

(d)           Section 6.01(b) of the Sponsor Pledge Agreement shall be amended in its entirety to read as follows:

 “(b) Breach of Representation and Warranty.

(i) any representation, warranty or statement confirmed or made by the Sponsor under Sections 2.01 (Representations), to the extent that the applicable representation in the ASM Completion Agreement is identified in Section 6.01(b) of the ASM Completion Agreement, or under 2.02 (Good Title; Valid Security Interests), 2.03 (Names, Etc.) or 2.04 (Proper Legal Form) or contained in any certificate, statement, notice or other document provided by the Sponsors to any Secured Party under or pursuant to any such sections shall have been incorrect in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated, and such representation or warranty is not cured or otherwise corrected to the satisfaction of the Administrative Agent within 30 days from the earlier of (A) receipt of written notice from the Administrative Agent of such breach or (B) the date upon which the Sponsor becomes aware of such breach; or

(ii) any other representation, warranty or statement confirmed or made by the Sponsor hereunder or contained in any certificate, statement, notice or other document provided by the Sponsors to any Secured Party hereunder shall have been incorrect in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated;”;

(e)           Section 7.11 of the Sponsor Pledge Agreement shall be amended by (i) deleting the words “or Event of Default” in the fourth line thereof and (ii) deleting the words “resulting therefrom” in the fifth line thereof, and inserting in their place the words “hereof or hereon resulting from any Sponsor Default or Event of Default”; and

(f)            each reference to the term “Completion Agreement” in the Sponsor Pledge Agreement shall be amended to read “ASM Completion Agreement”.

Section 4.06.          Completion Agreement. The provisions of the Completion Agreement shall be amended as follows:

(a)           Section 3.01(a) shall be revised in its entirety to read as follows:

“(a)         The Sponsor, as a primary obligor and not merely as a surety, unconditionally and irrevocably guarantees to the Collateral Agent, the Administrative Agent, the Technical Agent, each Senior Lender and each Hedge Bank and their respective successors and assigns the full and punctual payment of its Pro Rata Share of (i) all Secured Debt Obligations and (ii)  all Apex Silver Finance Obligations that, in any such case, are or become due and payable prior to Completion, when and as the same shall become due and payable, whether at maturity, upon acceleration, early termination or otherwise (subject to any exclusions or applicable grace periods), according to their terms (such obligations being herein collectively called the “Guaranteed Obligations”). In case of the failure of any Guaranteed Obligor to so pay any Guaranteed Obligation, the Sponsor agrees to make payment of its Pro Rata Share thereof forthwith upon demand, in Dollars, in cash, at such times and in the same manner as required of such Guaranteed Obligor.”

(b)           the following new Section 3.04 shall be added to Article III of the Completion Agreement:

“3.04  Several Obligations. The obligations of ASM under its Completion Guarantee and the obligations of Sumitomo under the Sumitomo Completion Agreement are several, and not joint or joint and several. The obligations of ASM under its Completion Guarantee and Article V shall be limited to its Pro Rata Share of the Guaranteed Obligations or required Contingent Support Contributions. Neither a Completion Default nor the failure of ASM or Sumitomo to meet any of its other obligations under a Completion Agreement or under a Transfer Restriction Agreement, and no transfer of Interests in the Borrower or any other Person, shall change ASM’s Pro Rata Share.”;

(c)           each of Sections 4.01(m) and 4.01(n) shall be deleted in its entirety;

(d)           Section 5.01 shall be amended by inserting as the final sentence the following: “The Sponsor’s liability for any financial obligations implied in or arising from such efforts shall be limited to the Sponsor’s Pro Rata Share thereof.”;

(e)           a new Section 5.03 shall be inserted in Article V, which shall read as follows:

“5.03 Contingent Support Contribution Commitment. The Sponsor agrees to deposit into the Contingent Support Account for transfer to the Loan Proceeds Account, when and as required to meet Excess Project Costs payable by the Borrower, its Pro Rata Share of up to an aggregate amount of $70,000,000 in Contingent Support Contributions from and after the Acquisition Effective Date for the purpose of paying Excess Project Costs in accordance with Section 11.04(g)(ii) of the Common Security Agreement.”;

(f)            the former Section 5.03 shall be renumbered and amended in its entirety to read as follows:

“5.04 Contingent Support Deficiencies. Without limiting Section 5.03, in the event that at any time a Contingent Support Deficiency exists as identified in a Cost to Complete Certificate that is not funded under Section 5.03 above or Section 4.03 of the Sumitomo Completion Agreement, the Sponsor shall either (a) demonstrate to the satisfaction of the Administrative Agent that the Sponsor holds Available Cash in an amount sufficient to fund its Pro Rata Share of such Contingent Support Deficiency or (b) propose to the Administrative Agent an Acceptable Funding Plan for funding its Pro Rata Share of such Contingent Support Deficiency within ten (10) days of the date of such Cost to Complete Certificate. The Administrative Agent shall notify the Sponsor of its receipt of the Acceptable Funding Plan. In the event that the Administrative Agent (acting at the direction of the Majority Secured Parties) accepts such Acceptable Funding Plan, the Sponsor shall diligently pursue such plan and shall have ninety (90) days from the date on which the Administrative Agent has notified the Sponsor of the acceptance of such Acceptable Funding Plan to deposit, in immediately available funds, its Pro Rata Share of the Contingent Support Deficiency to be funded in connection with such Acceptable Funding Plan. In the event that the Administrative Agent (acting at the direction of the Majority Secured Parties) rejects such Acceptable Funding Plan or in the event that the Sponsor is required and has failed to propose an Acceptable Funding Plan within ten (10) days of the date of the Cost to Complete Certificate identifying the Contingent Support Deficiency that is not funded under Section 5.03 above or Section 4.03 of the Sumitomo Completion Agreement, the Sponsor shall immediately and without demand, notice or presentment of any kind or nature whatsoever, deposit in the Contingent Support Account, in immediately available funds, an amount equal to its Pro Rata Share of the Contingent Support Deficiency on the date of the rejection of its plan or, where it has not presented a plan, the date on which such plan was due to be presented. The Sponsor shall submit additional Acceptable Funding Plans in the event that additional funds are required to cause the Contingent Support Requirement to be satisfied without regard as to whether the Sponsor may be currently implementing an Acceptable Funding Plan with respect to a previously identified Contingent Support Deficiency.”;

(g)           each of the former Sections 5.04 and 5.05 shall be deleted in its entirety;

(h)           Section 6.01(b) shall be amended in its entirety to read as follows:

“(b)         Breach of Representation or Warranty Under this Agreement. (i) a representation, warranty or statement confirmed or made by the Sponsor under Sections 4.01(a) (Organization), 4.01(b) (Ownership of the Borrower), 4.01(c) (Authority), 4.01(e) (Consents and Approvals), 4.01(f) (No Conflicts), or 4.01(j) (Taxes) or contained in any written certificate, notice or other document provided to any Secured Party under or pursuant to such sections shall have been incorrect in any material respect when made or deemed to be made or repeated (except if stated to have been made solely as of an earlier date), and such representation or warranty is not cured or otherwise corrected to the satisfaction of the Administrative Agent within 30 days from the earlier of (A) receipt of written notice from the Administrative Agent of such breach or (B) the date upon which the Sponsor becomes aware of such breach; or (ii) any other representation, warranty or statement confirmed or made by the Sponsor hereunder contained in any certificate, notice or other document provided to any Secured Party hereunder or pursuant to any Financing Document to which it is a party shall have been incorrect in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated; or”;

(i)            Section 6.01(c)(i) shall be deleted;

(j)            the definitions of each of “Additional Escrow Account”,  “Convertible Notes”, “Dedicated Cash”, “Escrow Account” and “Sponsor Budget” shall be deleted in its entirety;

(k)           the following additional definitions shall be added to Appendix A thereto:

 “Acquisition Effective Date” has the meaning assigned to such term in the Omnibus Amendment Agreement.

“MSC Shareholders Agreement” means the MSC Shareholders Agreement to be entered into on or about September 26, 2006, among Apex Sweden, Apex Luxembourg, SC Minerals Sweden and the Borrower.

“Pro Rata Share” shall mean 65%.

Section 4.07.          Project Document Guarantee (a). The Project Document Guarantee described in clause (a) of the definition of “Project Document Guarantee” in Appendix A to the Common Security Agreement (which guarantee is issued by ASM in favor of the Borrower in respect of Apex Metals Marketing’s obligations under the Borrower Concentrate Sales Agreement) shall be amended as follows:

(a)           Section 1.02 shall include the following additional definition: “Pro Rata Share” means (a) prior to Completion, 65% and (b) after Completion, 100% minus (i) the “Pro Rata Share” of Sumitomo at such time under the Sumitomo Pledge and Guarantee Agreement and (ii) the percentage of the total number of shares of the Borrower issued and outstanding then owned directly or indirectly by a third party acceptable to the

Secured Parties that has assumed such percentage share of the obligations guaranteed under this agreement and the Sumitomo Pledge and Guarantee Agreement.”

(b)           the first paragraph of Section 2.01 shall be amended in its entirety to read as follows:

“2.01  The Guarantee. The Guarantor hereby unconditionally guarantees to the Borrower and its respective successors and assigns (for the benefit of the Secured Parties) the full, prompt and proper payment of its Pro Rata Share of all payment obligations of Apex Metals Marketing to the Borrower under the Borrower Concentrate Sales Agreement and the observance, compliance and performance by Apex Metals Marketing of all of the other terms, covenants, obligations and conditions that are to be performed by Apex Metals Marketing under the Borrower Concentrate Sales Agreement, and agrees that upon any breach by Apex Metals Marketing of any terms, covenants, obligations and conditions of the Borrower Concentrate Sales Agreement, the Guarantor will, subject to Section 2.06 below, forthwith perform, or cause to be performed to the extent of its Pro Rata Share thereof, each of said terms, covenants, obligations and conditions (including its Pro Rata Share of payment obligations) (such obligations being herein collectively called the “Concentrate Sales Guaranteed Obligations”). This is a present and continuing guarantee of performance and, to the extent that this instrument guarantees payment by Apex Metals Marketing, this is a guarantee of payment and not of collection.”

(e)           the following additional Section 2.06 shall be inserted at the end of Article II:

“2.06  Several Obligation. The obligations of ASM hereunder and the obligations of Sumitomo under its guarantee of Apex Metals Marketing’s obligations under the Borrower Concentrate Sales Agreement are several, and not joint or joint and several.”

Section 4.08.          Consent to Increase in Service Fee. The Secured Parties consent to the amendment of the Borrower Management and Services Agreement to increase in the management fee payable by the Borrower to the Service Company under such agreement from $125,000 per month to $450,000 per month, provided that the Borrower shall not pay the Service Company any amount above $125,000 for any given month unless each of the conditions specified in Section 9.01(a) of the Common Security Agreement have been satisfied with respect to the payment of such excess.

Section 4.09.          AMM Cross-Guarantee and Security Agreement. The provisions of the AMM Cross-Guarantee and Security Agreement shall be amended as follows:

(a)           Section 5.06(a)(iii) shall be amended by inserting after the words “Transfer Restrictions Agreement” in the second line thereof the words “or the Sumitomo Transfer Restrictions Agreement”;

(b)           Section 5.14 shall be further amended by inserting after the words “or any other Person permitted under the Transfer Restrictions Agreement” the words “or the Sumitomo Transfer Restrictions Agreement, as applicable”; and

(c)           Section 7.01(b) shall be amended in its entirety to read as follows:

“Any representation, warranty or statement confirmed or made by the Guarantor under any AMM Document or contained in any certificate, statement, notice or other document provided to any Secured Party under or pursuant to any Financing Document to which it is a party shall have been incorrect in any material respect when made or deemed to be made or (except if stated to have been made solely as of an earlier date) repeated, provided that it shall not be a CGSA Default under this Section 7.01(b) if the facts that resulted in an incorrect representation, warranty or statement are (i) corrected so that the incorrect representation, warranty or statement becomes correct or (ii) otherwise addressed to the satisfaction of the Administrative Agent acting on behalf of the Secured Parties, in each case with in 30 days from the earlier of (x) receipt of written notice from the Administrative Agent notifying the Guarantor of the incorrect representation, warranty or statement or (y) the date on which the Guarantor becomes aware of such incorrect representation, warranty or statement;”.

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01.          Conditions Precedent to Reorganization. The provisions of Article III of this Agreement shall become effective on the date on which all of the following conditions precedent have been satisfied in form and substance acceptable to (or shall have been waived by) each Secured Party (the “Reorganization Effective Date”), provided that such date occurs not later than December 31, 2006:

(a)           Authorizations. The Administrative Agent and the Collateral Agent shall have received certified copies of (i) the Organizational Documents of each of Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos and (ii) Authorizations with respect to ASM, Apex Luxembourg, Apex Sweden, Apex Metals, Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden, Comercial Metales Blancos and the Borrower given to authorize the execution, delivery and performance by it of each Reorganization Document to which it is a party, and the performance by it of its obligations hereunder and thereunder, as applicable.

(b)           Incumbency and Signatures. The Administrative Agent and the Collateral Agent shall have received certificates of each of Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos in respect of the authority and incumbency, and containing a specimen signature, of each Person who has signed or will sign each of this Agreement and the other Reorganization Documents to which it is a party, on its behalf, or who will, until replaced by another Person or Persons duly authorized for that purpose, otherwise act as its representative for the purposes of signing documents in connection with such documents and the transactions contemplated hereby and thereby.

(c)           Pledges.

(i)    Apex Luxembourg shall have executed and delivered to the Collateral Agent and the Administrative Agent a pledge agreement under New York law in the form of Appendix A hereto of all of its right, title and interest in the Apex Silver Finance Shares as security in favor of the Secured Parties and shall have delivered such shares to the Collateral Agent;

(ii)   Apex Sweden shall have executed and delivered to the Collateral Agent and the Administrative Agent a pledge agreement under New York law in the form of Appendix B hereto of all of its right, title and interest in the Apex Metals Marketing Quotas as security in favor of the Secured Parties;

(iii)  Each of Apex Sweden and Comercial Metales Blancos shall have (A) executed and delivered to the Collateral Agent and the Administrative Agent a quota pledge under Swiss law in the form of Appendix C and D hereto respectively of its respective Apex Metals Marketing quotas as security in favor of the Secured Parties and (B) made or caused to be made such filings, registrations or recordations and any other actions as may be necessary to perfect such security interest in Switzerland;

(iv)  Comercial Metales Blancos shall have executed and delivered to the Collateral Agent and the Administrative Agent a pledge agreement under New York law in the form of Appendix E hereto of all of its right, title and interest in the Apex Metals Marketing Quotas as security in favor of the Secured Parties;

(v)   Apex Sweden shall have executed and delivered to the Collateral Agent and the Administrative Agent a pledge agreement under New York law in the form of Appendix F hereto of all of its right, title and interest in the Comercial Metales Blancos shares as security in favor of the Secured Parties; and

(vi)  Apex Sweden shall have executed and delivered to the Collateral Agent and the Administrative Agent a pledge agreement under New York law in the form of Appendix G hereto of all of its right, title and interest in the SC Minerals Sweden shares as security in favor of the Secured Parties.

(d)           Cross-Guarantee and Security Agreement. Apex Silver Finance shall have executed and delivered to the Administrative Agent and the Collateral Agent a Cross-Guarantee and Security Agreement in the form of Appendix H hereto.

(e)           Mandatory Metals Hedge Agreements.

(i)    Apex Luxembourg shall have executed and delivered to the Collateral Agent and the Administrative Agent novation agreements in the form of Appendix N-1 and Appendix N-2 hereto with respect to the transfer of all Mandatory Metals Hedge Agreements from Apex Metals to Apex Luxembourg;

(ii)   Apex Silver Finance shall have (A) executed and delivered to the Collateral Agent and the Administrative Agent amended ISDA Master Agreement schedules in the form of Appendices O-1 and O-2 hereto, (B) delivered to the Collateral Agent and the Administrative Agent the confirmations under such agreements, and (C) executed novation agreements in the form of Appendices P-1 and P-2 hereto with respect to the transfer of the Mandatory Metals Hedge Agreements from Apex Luxembourg to Apex Silver Finance;

(f)            Assignment and Assumption Agreement. The Collateral Agent and the Administrative Agent shall have received the Assignment and Assumption Agreement substantially in the form of Appendix I hereto;

(g)           Notices of Assignment of Third Party Concentrate Sales Agreements. The Administrative Agent and the Collateral Agent shall have received evidence of the notice of the transfer of each Third Party Concentrate Sales Agreement and revised payment instructions.

(h)           Financing Statements. The Collateral Agent shall have received evidence of the filing of all financing statements under the Uniform Commercial Code with respect to each of Apex Luxembourg, Apex Sweden, Apex Metals Marketing, Apex Silver Finance, SC Minerals Sweden and Comercial Metales Blancos in each jurisdiction in which such financing statements are necessary or desirable to perfect the Liens created by the Reorganization Documents to which it is a party.

(i)            Acceptance of Appointment of Agent for Service. The Collateral Agent and the Administrative Agent shall have received acceptances from CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, agreeing to serve as the authorized agent for service of process appointed in New York for each of Apex Metals Marketing and Apex Silver Finance.

(j)            Consent of PRI Insurers. The Administrative Agent shall have received from each PRI Provider a consent to this Omnibus Amendment Agreement and the consummation of the transactions contemplated hereby, in form and substance acceptable to the Administrative Agent.

(k)           Bolivian Documents. The Administrative Agent shall have received (i) a copy of the Amendment to the

Bolivian Conditional Assignment with respect to the Borrower Concentrate Sales Agreement and (ii) evidence of registration in the Borrower’s Shareholder Registry Book and corresponding share title certificates of the endorsement and transfer of shares of the Borrower to SC Minerals Sweden subject to the existing registered pledge thereof.

(l)            Payment of Fees. The Borrower shall have paid (i) to the Administrative Agent for the benefit of the Senior Lenders, the amendment fee agreed in the fee letter dated as of the date hereof from the Administrative Agent to the Borrower (ii) to Barclays Bank PLC as Hedge Bank and BNP Paribas as Administrative Agent and Hedge Bank, the restructuring fees agreed in the respective fee letters dated as of the date hereof from Barclays Bank PLC and BNP Paribas, as applicable, to the Borrower, and (iii) to the Administrative Agent and the Collateral Agent, all invoiced fees and expenses (including reasonable fees and disbursements of counsel to the Administrative Agent and the Collateral Agent) in respect of the transactions contemplated by this Agreement.

(m)          Legal Opinions. Unless the Acquisition Effective Date is occurring concurrently with the Reorganization Effective Date, the Administrative Agent and the Collateral Agent shall have received the legal opinions (dated as of the Restructuring Effective Date and addressed to the Administrative Agent, the Collateral Agent, each Senior Lender and each Hedge Bank) listed in clauses (i) through (vi) of Section 5.02(e) hereof.

(n)           Management Services Agreement. Apex Metals Marketing, Apex Silver Finance and Apex Silver Mines Corporation, a Delaware corporation, shall have executed and delivered to the Administrative Agent and the Collateral Agent the Apex Metals Marketing Management and Services Agreement in the form of Appendix Q attached hereto.

(o)           Concentrate Sale Agreement. Apex Metals Marketing and the Borrower shall have executed and delivered to the Administrative Agent and the Collateral Agent the Borrower Concentrate Sales Agreement in the form of Appendix R attached hereto.

(p)           Amended and Restated Management Services Agreement. The Borrower and Apex Silver Mines Corporation shall have executed and delivered to the Administrative Agent and the Collateral Agent the Amended and Restated Borrower Management Services Agreement in the form of Appendix S hereto.

(q)           Tax Report. The Administrative Agent shall have received a report of PriceWaterhouseCoopers with respect to certain tax implications of the transactions contemplated herein, in form and substance satisfactory to the Administrative Agent.

Section 5.02.          Conditions Precedent to Acquisition. The provisions of Article IV of this Agreement shall become effective on the date on which all of the following conditions precedent have been satisfied in form and substance acceptable to (or shall have been waived by) each Secured Party (the “Acquisition Effective Date”), provided that such date occurs not later than December 31, 2006:

(a)           Authorizations. The Administrative Agent and the Collateral Agent shall have received (i) certified copies of the Organizational Documents of Sumitomo and (ii) a certificate of an Authorized Officer of Sumitomo certifying Sumitomo has duly approved and ratified pursuant to its internal regulations the execution, delivery and performance by it of each Acquisition Document to which it is a party, and the performance by it of its obligations thereunder;

(b)           Incumbency and Signatures. The Administrative Agent and the Collateral Agent shall have received certificates of Sumitomo in respect of the authority and incumbency, and containing a specimen signature, of each Person who has signed or will sign each Acquisition Document to which it is a party, on its behalf, or who will, until replaced by another Person or Persons duly authorized for that purpose, otherwise act as its representative for the purposes of signing documents in connection with such documents and the transactions contemplated thereby.

(c)           Acquisition Documents.

(i)            Sumitomo shall have executed and delivered to the Collateral Agent and the Administrative Agent (A) the Sumitomo Completion Agreement, in substantially the form attached as Appendix J hereto and (B) the Sumitomo Pledge and Guarantee Agreement, in substantially the form attached as Appendix L hereto.

(ii)           Each of Sumitomo, SC Minerals Sweden and Comercial Metales Blancos shall have executed and delivered to the Collateral Agent and the Administrative Agent the Sumitomo Transfer Restrictions Agreement, in substantially the form attached as Appendix K hereto.

(d)           Acceptance of Appointment of Agent for Service. The Collateral Agent and the Administrative Agent shall have received acceptances from CT Corporation System, located at 111 Eighth Avenue, New York, New York 10011, agreeing to serve as the authorized agent for service of process appointed in New York for Sumitomo, SC Minerals Sweden and Comercial Metales Blancos.

(e)           Legal Opinions. The Administrative Agent and the Collateral Agent shall have received the following legal opinions dated as of the Acquisition Effective Date and addressed to the Administrative Agent, the Collateral Agent, each Senior Lender and each Hedge Bank (provided that if the Reorganization Effective Date occurred prior to the Acquisition Effective Date, the opinions listed below that were delivered on the Reorganization Effective Date need not be reissued or redelivered on the Acquisition Effective Date):

(i)            The opinion of Quintanilla & Soria Abogados, special Bolivian Counsel to the Borrower, in the form attached hereto as Appendix M-1;

(ii)           The opinions of Walkers & Co., special Cayman Islands counsel to the Borrower, in the forms attached hereto as Appendix M-2-A and M-2-B;

(iii)          The opinion of Wistrand Advokatbyra, special Swedish counsel to the Borrower, in the form attached hereto as Appendix M-3;

(iv)          The opinion of SuterHowald, special Swiss counsel to the Borrower, in the form attached hereto as Appendix M-4; and

(v)           The opinion of Davis Graham & Stubbs LLP, special counsel to the Borrower, in the form attached hereto as Appendix M-5;

(vi)          The opinion of Bonn Schmitt Steichen Avocate, special Luxembourg counsel to the Borrower, in the form attached hereto as Appendix M-8:

(vii)         The opinion of Ito & Mitomi, special Japanese counsel to Sumitomo, in the form attached hereto as Appendix M-6; and

(viii)        The opinion of Morrison & Foerster LLP, special New York counsel to Sumitomo, in the form attached hereto as Appendix M-7.

(f)            Financing Statements. The Collateral Agent shall have received evidence of the filing of all financing statements under the Uniform Commercial Code with respect to Sumitomo in each jurisdiction in which such financing statements are necessary or desirable to perfect the Liens created by the Acquisition Documents to which it is a party.

ARTICLE VI

MISCELLANEOUS

Section 6.01.          Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand, mail or overnight courier service, or sent by fax, to the address specified for such party in the Financing Documents to which it is a party.

Section 6.02.          Expenses. The Borrower shall be solely responsible for any and all out-of-pocket expenses, fees, charges, disbursements and any other costs incurred by the each Agent, each Senior Lender, each Hedge Bank (including the reasonable fees of counsel to the Administrative Agent and to the Collateral Agent) in connection with the negotiation, execution and delivery of this Agreement and the transactions contemplated hereby, which costs shall be paid in full in cash in accordance with Section 15.14 of the Common Security Agreement.

Section 6.03.          Counterparts; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument. This Agreement, together with the Financing Documents, constitute the entire agreement between and among the parties relating to the subject matter thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter thereof. Delivery of an executed counterpart of a signature page to this Agreement by fax shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 6.04.          Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 6.05.          Governing Law; Jurisdiction; Service of Process; Etc.

(a)           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)           Submission to Jurisdiction. Each party to this Agreement hereby irrevocably agrees, for the benefit of each other party hereto, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any judgment entered by any court in respect thereof may be brought in any Federal or State court located in the Borough of Manhattan, the City of New York (including the Supreme Court of the State of New York sitting in New York County and the United States District Court for the Southern District of New York), and any appellate court from any thereof; and each party hereby irrevocably accepts and submits to the non-exclusive jurisdiction of each such court with respect to any such suit, action, proceeding or judgment and hereby further waives and agrees not to plead or claim in any such court that any such suit, action or proceeding brought therein has been brought in an inconvenient forum. Each party to this Agreement further submits, for the purpose of any such suit, action, proceeding or judgment brought or rendered against it, to the appropriate courts of the jurisdiction of its domicile.

(c)           Other Service. Nothing herein shall in any way be deemed to limit the ability of the any party hereto to serve any such writs, process or summonses in any other manner permitted by applicable law or to obtain jurisdiction over any other party in such other jurisdictions, and in such manner, as may be permitted by applicable law.

Section 6.06.          WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

Section 6.07.          Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

Section 6.08.          Waivers; Amendment. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified without the consent of each of the parties hereto.

Section 6.09.          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby and by the Financing Document or the Mandatory Metals Hedge Agreements. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person, other than the parties hereto and their respective successors and assigns permitted hereby, any legal or equitable right, remedy or claim under or by reason of this Agreement.

Section 6.10.          Limited Agreement. The amendments, waivers and consents set forth in this Agreement are limited in effect, shall apply only as expressly set forth herein and shall not constitute or be deemed to be an amendment or waiver of any other provision of, or a consent to any action limited by, any Financing Document, each of which shall remain in full force and effect and are hereby ratified and confirmed in all respects.

Section 6.11.          Authorizations.

(a)           Each of the Senior Lenders and Hedge Banks hereby authorizes the Administrative Agent, the Collateral Agent and the Technical Agent to execute and deliver this Agreement and each of the agreements in the forms attached hereto to which they are required to be a party, and authorizes and directs the Collateral Agent (a) on the Reorganization Effective Date, to release to ASM the Service Company Shares and the Apex Metals Quotas held by the Collateral Agent and (b) on the Acquisition Effective Date, to release to ASM the balance of the Contingent Support Account on such date as contemplated in Section 4.02 hereof.

(b)           Each of Apex Luxembourg, Apex Sweden and each of the Secured Parties hereby consents to the termination and release of (i) the pledge of 35% of the Apex Silver Finance Shares executed and delivered in accordance with Section 5.01(c)(i) hereof, (ii) the pledge of 100% of the SC Minerals Sweden Shares executed and delivered in accordance with 5.01(c)(vi) hereof and (iii) the pledge of 100% of the Comercial Metales Blancos Shares executed and delivered in accordance with Section 5.01(c)(v) hereof, concurrently with the pledge of such shares by Sumitomo under the Sumitomo Pledge and Guarantee Agreement.

[The remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Amendment Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MINERA SAN CRISTÓBAL, S.A.

By:	/s/ Jeffrey Clevenger
Name: Jeffrey Clevenger
Title: Director

APEX SILVER MINES LIMITED

By:	/s/ Gerald Malys
Name: Gerald Malys
Title: Chief Financial Officer

APEX SILVER MINES SWEDEN AB

By:	/s/ Marcel DeGuire
Name: Marcel DeGuire
Title: Director

APEX LUXEMBOURG S.A. R.L.

By:	/s/ Gerald Malys
Name: Gerald Malys
Title: Manager

APEX METALS GMBH

By:	/s/ Marcel DeGuire
Name: Marcel DeGuire
Title: Managing Officer

APEX SILVER FINANCE LTD.

By:	/s/ Robert Vogels
Name: Robert Vogels
Title: Vice President

APEX METALS MARKETING GmbH

By:	/s/ Marcel DeGuire
Name: Marcel DeGuire
Title: Managing Officer

GOTLEX LAGERAKTIEBOLAG nr. 451, organizational number 556702-1083

By:	/s/ Gerald Malys
Name: Gerald Malys
Title: Director

COMERCIAL METALES BLANCOS AB

By:	/s/ Gerald Malys
Name: Gerald Malys
Title: Director

BNP PARIBAS
as Administrative Agent

By:	/s/ Jeffrey Stufsky
Name: Jeffrey Stufsky
Title: Managing Director

By:	/s/ Greg Caione
Name: Greg Caione
Title: Director

BARCLAYS CAPITAL
as Technical Agent

By:	/s/ Colin Hall
Name: Colin Hall
Title: Manager

JPMORGAN CHASE BANK, N.A.,
as Collateral Agent

By:	/s/ Lucia Jaklitsch
Name: Lucia Jaklitsch
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Securities Intermediary

By:	/s/ Lucia Jaklitsch
Name: Lucia Jaklitsch
Title: Vice President

CORPORACIÓN ANDINA DE FOMENTO,
as a Senior Lender

By:	/s/ Luis Enrique Berribeitia
Name: Luis Enrique Berribeitia
Title: Acting Executive President

BARCLAYS BANK PLC,
as a Senior Lender

By:	/s/ Colin Hall
Name: Colin Hall
Title: Manager

BNP PARIBAS,
as a Senior Lender

By:	/s/ Jeffrey Stufsky
Name: Jeffrey Stufsky
Title: Managing Director

By:	/s/ Greg Caione
Name: Greg Caione
Title: Director

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Senior Lender

By:	/s/ John W. Wade
Name: John W. Wade
Title: Director

KFW,
as a Senior Lender

By:	/s/ Wolfgang Behler
Name: Wolfgang Behler
Title: First Vice President

By:	/s/ Dirk Sindermann
Name: Dirk Sindermann
Title: Vice President

NATEXIS BANQUES POPULAIRES,
as a Senior Lender

By:	/s/ Amit Roy
Name: Amit Roy
Title: Vice President

By:	/s/ Robert Park
Name: Robert Park
Title: Associate

CATERPILLAR FINANCIAL SERVICES (UK) LTD., as a Senior Lender

By:	/s/ Robert Prandota
Name: Robert Prandota
Title: Credit & Operations Manager

N M ROTHSCHILD & SONS LIMITED,
as a Senior Lender

By:	/s/ George Pyper
Name: George Pyper
Title: Assistant Director

By:	/s/ Christopher Coleman
Name: Christopher Coleman
Title: Managing Director

EXPORT DEVELOPMENT CANADA,
as a Senior Lender

By:	/s/ Isha Aggarwal
Name: Isha Aggarwal
Title: Asset Management

By:	/s/ Howard Clysdale
Name: Howard Clysdale
Title: Portfolio Manager

FORTIS CAPITAL CORP.,
as a Senior Lender

By:	/s/ Trond Rokholt
Name: Trond Rokholt
Title: Managing Director

By:	/s/ Darrel Ho
Name: Darrel Ho
Title: Vice President

NORDKAP BANK AG,
as a Senior Lender

By:	/s/ Stefan Peria
Name: Stefan Peria
Title: CIO

By:	/s/ Kershin Rotter
Name: Kershin Rotter
Title

RMB INTERNATIONAL (DUBLIN) LIMITED,
as a Senior Lender

By:	/s/ Stephen Peters
Name: Stephen Peters
Title: Authorised Signatory
RMB International (Dublin) Ltd.

By:	/s/ Derek Coetzee
Name: Derek Coetzee
Title: Authorised Signatory
RMB International (Dublin) Ltd.

BARCLAYS BANK PLC,
as a Hedge Bank

By:	/s/ Colin Hall
Name: Colin Hall
Title: Manager

BNP PARIBAS,
as a Hedge Bank

By:	/s/ Christopher Taylor
Name: Christopher Taylor
Title: Vice President/Derivatives Credit

By:	/s/ Dora Sung
Name: Dora Sung
Title: Managing Director
BNP Paribas/CIT Group